                                                                    EXHIBIT 99AD

                              ZENITH ELECTRONICS

                                  CORPORATION

                               MATAMOROS, MEXICO



                DATE OF INSPECTIONS: MARCH 22 - APRIL 10, 1998


                  EFFECTIVE DATE OF VALUATION: APRIL 1, 1998


                   APPRAISERS:  WILLIAM J. GARDNER, JR., ASA
                                MICHAEL J. DIPROSPERO, ASA
                                SCOTT C. LONKART
                                JAMES F. GARDNER
                                LEE ROBINETTE, ASA



                      GREENWICH INDUSTRIAL SERVICES, LLC.
                                611 ACCESS ROAD
                         STRATFORD, CONNECTICUT 06497
                                (203) 380-9367

                               TABLE OF CONTENTS
                               -----------------

                                                                      PAGES
                                                                      -----
   1.  LETTER OF TRANSMITTAL                                            1-5

   2.  EQUIPMENT                                                       1-62

   3.  PHOTOGRAPHS                                                    63-65

   4.  CERTIFICATION                                                      I

   5.  STATEMENT OF LIMITING CONDITIONS                                  II

   6.  DEFINITION OF VALUE                                           III-IV

   7.  DEFINITION OF CONDITIONS                                           V

   8.  STATEMENT REGARDING THE AMERICAN SOCIETY OF APPRAISERS            VI

May 14, 1998


Mr. Richard Lewis
Director, Quality
Zenith Electronics Corp.
1000 Milwaukee Avenue
Glenview, IL 60025-2493

Re:  Machinery and Equipment Appraisal
     Zenith Electronics Corporation
     Matamoros, Mexico

Dear Mr. Lewis:

In accordance with your recent request, Greenwich Industrial Services conducted detailed on-site inspections between March 22 and April 10, 1998 of the machinery belonging to Zenith Electronics Corp., located at Melrose Park, IL, Glenview, IL, Chicago Warehouse Plant #5, Chicago Plant #6, Reynosa, MX, Chihuahua, MX, Ciudad Juarez, MX, and Matamoros, MX. The appraisal consisted of on-site inspections and subsequent office review, research and analysis. The purpose of the inspections was to determine the Forced Liquidation Value, Fair Market Value and Fair Market In-Place Value for corporate decision making purposes. The effective date of this valuation is April 1, 1998.

Greenwich Industrial Services conducted a walk through inspection in February 1998, of the equipment at each of the facilities listed above. The current appraisal is mutually exclusive and supercedes any and all prior assessments. Based on the detailed nature of the current assignment and additional research conducted on the equipment, the values have been altered in numerous instances.

Zenith Electronics Corporation is an international manufacturer of televisions, cable boxes, remote controls and related products. The company has been a well-known producer of electronic components for many years and has significant name brand recognition.

The Matamoros, Mexico facility is approximately 250,000 square feet and encompasses two operations under the same roof. Plant #28, located on the first floor, manufactures all of the guns for Zenith tubes, as well as for other outside vendors. The equipment inspected consisted of welding stations, assembly lines, ovens, inspection equipment, a machine shop and miscellaneous support equipment. The operating space is fully utilized

Zenith Electronics Corp.
May 14, 1998
Page 2


with the product flow moving through several individual small rooms and departments. The product flow was constrained due to the lack of available floor space. The equipment and facility were maintained at high quality standards.

Plant #14, located on the second floor, manufactures both the tuners and remote control devices through an assembly line process. The equipment consisted of both through hole and surface mount printed circuit board assembly lines including: chip shooters, reflow ovens, wave solderers, axial lead inserters, mass placement machines, pad printers, custom fabricated coil wind and insertion machines, inspection equipment, custom test fixtures, a machine shop and miscellaneous support equipment. The equipment ranges in age from state of the art to near the end of its useful life and appears to be maintained in good condition.

The following report is a detailed break out of the equipment located at the above facility. The information contained herein is one segment in the valuation process and should be considered within the context of the overall assignment.

In appraising each of the facilities, Greenwich Industrial Services did not look at the overall business value of the corporation, nor the values of the real estate including land, building or site improvements. We did however, consider the following: workflow of the product, capability constraints, safety issues, quality controls, maintenance of the equipment, industry trends, location of the facility, current technology and overall working conditions and environment. Greenwich Industrial Services also considered all forms of obsolescence including, economic, functional and physical deterioration.

As part of our appraisal assignment, Zenith requested that we were to assist the company with a new asset identification system. The scope of that process was to tag individual pieces of equipment with an estimated liquidation value greater than $1,000. It should be noted that we were provided with stickers from the company and that not all of the equipment with values greater than $1,000 were tagged due to the nature of the equipment or the fact that it may have been in operation. The majority of office equipment was not tagged due to the inappropriate mark the stickers would make on the furniture. Upon our final review of each of the plants visited, we did notice that several of the stickers had already been removed. In the future we would suggest a stronger adhesive metal plate identification be utilized. We also left the remaining rolls of tags with each of the Zenith facilities for identification of future acquisitions.

Since the last Walk-Through Appraisal report was published, it is important to note that a significant amount of changes have taken place including equipment being transferred to other locations within Zenith, new equipment acquisitions, new departments being added or implemented and an entire plant (Plant #70) being moved.

Zenith Electronics Corp.
May 14, 1998
Page 3


It is also important to note that due to the detailed aspect of this appraisal report, new discoveries were uncovered including: operating efficiencies and inefficiencies, useful age/life findings on numerous key pieces of equipment and more detailed information on all forms of obsolescence present. Greenwich Industrial Services has also conducted further market analysis in order to find comparable sales of similar pieces of equipment.

The Forced Liquidation Value reflected, represents the gross amount in U.S. Dollars that, in our opinion, would be realized if the assets were sold in a forced situation at a properly advertised and conducted public sale within a 60-90 day time frame, under present economic trends. Conclusions taken into consideration are physical location, difficulty of removal, physical condition, adaptability, specialization, marketability, overall appearance and psychological appeal of the assets. Further, the ability of the asset group to draw sufficient prospective buyers to insure competitive offers is considered. All assets would be sold on a piecemeal basis "as is/where is" with purchasers responsible for removal of assets at their own risk and expense. Any deletions or additions to the package could change the psychological and/or monetary appeal necessary to obtain the value indicated.

The Fair Market Value reflected represents the most probable amount an asset should bring in a competitive and open market under all conditions requisite to a fair sale with the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus; (a) buyer and seller are typically motivated; (b) both parties are well informed or well advised, and acting in what they consider their own best interest; (c) a reasonable time is allowed for exposure to the open market; (d) payment is made in terms of cash in U.S. Dollars; and (e) the price represents the normal consideration for the asset sold, unaffected by special or creative financing, or sales concessions granted by anyone associated with the sale.

The Fair Market In-Place Value reflected represents the value of the assets in their present location assuming the facility will continue in the manufacture of its present product at a profitable level. The values reflected take into consideration all costs associated with rigging, installation, wiring, plumbing, and dismantling. Greenwich Industrial Services has not taken into consideration the financial condition, goodwill, product lines, or the future markets of Zenith Electronics Corp.

This appraisal was conducted, and the report prepared, in accordance with the attached Appraisal Definitions and Conditions, which are considered an integral part thereof. This appraisal was conducted in accordance with customary appraisal practices and represents the best judgment of the appraiser. The appraisers further state that they have no direct or indirect, present or contemplated future interest in the property appraised and that the fee for services is in no way contingent on the value shown herein.

Zenith Electronics Corp.
May 14, 1998
Page 4


                        ZENITH ELECTRONICS CORPORATION
                        ------------------------------

                               MATAMOROS, MEXICO
                               -----------------

PLANT # 28
----------

     TOTAL FORCED LIQUIDATION VALUE:      $  978,000.00
     TOTAL FAIR MARKET VALUE:             $1,481,450.00
     TOTAL FAIR MARKET IN-PLACE VALUE:    $2,310,000.00

PLANT # 14
----------

     TOTAL FORCED LIQUIDATION VALUE:      $1,431,300.00
     TOTAL FAIR MARKET VALUE:             $1,834,000.00
     TOTAL FAIR MARKET IN-PLACE VALUE:    $2,248,400.00

GRAND TOTAL
-----------

     TOTAL FORCED LIQUIDATION VALUE:      $2,409,300.00
     TOTAL FAIR MARKET VALUE:             $3,315,450.00
     TOTAL FAIR MARKET IN-PLACE VALUE:    $4,558,400.00

We hereby certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct and this report has been prepared in conformity with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation and the Principles of Appraisal Practice and Code of Ethics of the American Society of Appraisers.

No responsibility is assumed by the appraiser for matters which are legal in nature nor is any opinion of the title rendered herewith. This appraisal assumes good title. Any liens or encumbrances which may exist have been disregarded, as well as any delinquency in the payment of general taxes or special assessments.

We will retain a copy of this report in our files with the original field notes for a period of seven years. This company considers these reports and notes confidential, and we do not permit access to them by anyone without your authorization.

Zenith Electronics Corp.
May 14, 1998
Page 5


We enclose herewith our billing for services rendered. We will maintain a work file should you have any further questions.

Very truly yours,


William J. Gardner, Jr. ASA             Michael J. DiProspero, ASA
President                               Appraiser



James F. Gardner                        Scott C. Lonkart
Appraiser                               Appraiser

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                 FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINISHING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------------
    1      2001    ROBOTRON WELDING STATION COMPLETE W/ TRANSFORMER,            $750.00             $1,000.00            $1,300.00
                   HUGHES WELDING STATION VTA-65, ASSOCIATED EQUIPMENT

    2      2003    ROBOTRON WELDING STATION COMPLETE W/ TRANSFORMER,            $750.00             $1,000.00            $1,300.00
                   HUGHES WELDING STATION VTA-65, ASSOCIATED EQUIPMENT

    3      2004    ROBOTRON WELDING STATION COMPLETE W/ TRANSFORMER,            $750.00             $1,000.00            $1,300.00
                   HUGHES WELDING STATION VTA-65, ASSOCIATED EQUIPMENT

    4      2025    ROBOTRON WELDING STATION COMPLETE W/ TRANSFORMER,            $750.00             $1,000.00            $1,300.00
                   HUGHES WELDING STATION VTA-65, ASSOCIATED EQUIPMENT

    5      2026    ROBOTRON WELDING STATION COMPLETE W/ TRANSFORMER,            $750.00             $1,000.00            $1,300.00
                   HUGHES WELDING STATION VTA-65, ASSOCIATED EQUIPMENT

    6      2027    ROBOTRON WELDING STATION COMPLETE W/ TRANSFORMER,            $750.00             $1,000.00            $1,300.00
                   HUGHES WELDING STATION VTA-65, ASSOCIATED EQUIPMENT

    7      2028    ROBOTRON WELDING STATION COMPLETE W/ TRANSFORMER,            $750.00             $1,000.00            $1,300.00
                   HUGHES WELDING STATION VTA-65, ASSOCIATED EQUIPMENT

    8      2051    ROBOTRON WELDING STATION COMPLETE W/ TRANSFORMER,            $750.00             $1,000.00            $1,300.00
                   HUGHES WELDING STATION VTA-65, ASSOCIATED EQUIPMENT

    9      2052    ROBOTRON WELDING STATION COMPLETE W/ TRANSFORMER,            $750.00             $1,000.00            $1,300.00
                    HUGHES WELDING STATION VTA-65, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL       $6,750.00             $9,000.00           $11,700.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                 FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINISHING DEPARTMENT (CONT'D)
-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   10      2053    ROBOTRON WELDING STATION COMPLETE W/ TRANSFORMER,          $  750.00            $ 1,000.00           $ 1,300.00
                   HUGHES WELDING STATION VTA-65, ASSOCIATED EQUIPMENT

   11      2076    ROBOTRON WELDING STATION COMPLETE W/ TRANSFORMER,          $  750.00            $ 1,000.00           $ 1,300.00
                   HUGHES WELDING STATION VTA-65, ASSOCIATED EQUIPMENT

   12      2077    ROBOTRON WELDING STATION COMPLETE W/ TRANSFORMER,          $  750.00            $ 1,000.00           $ 1,300.00
                   HUGHES WELDING STATION VTA-65, ASSOCIATED EQUIPMENT

   13      2078    ROBOTRON WELDING STATION COMPLETE W/ TRANSFORMER,          $  750.00            $ 1,000.00           $ 1,300.00
                   HUGHES WELDING STATION VTA-65, ASSOCIATED EQUIPMENT

   14      2002    ROBOTRON CATHODE WELDING STATION W/ TRANSFORMER &          $  800.00            $ 1,100.00           $ 1,500.00
                   W/ HAND HELD GUN, ASSOCIATED EQUIPMENT

   15      2029    ROBOTRON CATHODE WELDING STATION W/ TRANSFORMER &          $  800.00            $ 1,100.00           $ 1,500.00
                   W/ HAND HELD GUN, ASSOCIATED EQUIPMENT

   16      2055    ROBOTRON CATHODE WELDING STATION W/ TRANSFORMER &          $  800.00            $ 1,100.00           $ 1,500.00
                   W/ HAND HELD GUN, ASSOCIATED EQUIPMENT

   17      2054    ROBOTRON SERIES 10 WELDING STATION 120 VAC                 $1,200.00            $ 1,800.00           $ 2,200.00
                   COMPLETE W/ TRANSFORMER, HUGHES SPOT WELDER

   18      2079    ROBOTRON SERIES 10 WELDING STATION 120 VAC                 $1,200.00            $ 1,800.00           $ 2,200.00
                   COMPLETE W/ TRANSFORMER, HUGHES SPOT WELDER
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $7,800.00            $10,900.00           $14,100.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28
                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                 FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINISHING DEPARTMENT (CONT'D)
-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   19      2080    ROBOTRON SERIES 10 WELDING STATION 120 VAC                  $1,200.00             $1,800.00            $2,200.00
                   COMPLETE W/ TRANSFORMER, HUGHES SPOT WELDER

   20      2087    ROBOTRON SERIES 10 WELDING STATION 120 VAC                  $1,200.00             $1,800.00            $2,200.00
                   COMPLETE W/ TRANSFORMER, HUGHES SPOT WELDER

   21      2096    ROBOTRON SERIES 10 WELDING STATION 120 VAC                  $1,200.00             $1,800.00            $2,200.00
                   COMPLETE W/ TRANSFORMER, HUGHES SPOT WELDER

   22      2102    ROBOTRON SERIES 10 WELDING STATION 120 VAC                  $1,200.00             $1,800.00            $2,200.00
                   COMPLETE W/ TRANSFORMER, HUGHES SPOT WELDER

   23      2103    ROBOTRON SERIES 10 WELDING STATION 120 VAC                  $1,200.00             $1,800.00            $2,200.00
                   COMPLETE W/ TRANSFORMER, HUGHES SPOT WELDER

   24      2104    ROBOTRON SERIES 10 WELDING STATION 120 VAC                  $1,200.00             $1,800.00            $2,200.00
                   COMPLETE W/ TRANSFORMER, HUGHES SPOT WELDER

   25      2105    ROBOTRON SERIES 10 WELDING STATION 120 VAC                  $1,200.00             $1,800.00            $2,200.00
                   COMPLETE W/ TRANSFORMER, HUGHES SPOT WELDER

   26      2119    ROBOTRON SERIES 10 WELDING STATION 120 VAC                  $1,200.00             $1,800.00            $2,200.00
                   COMPLETE W/ TRANSFORMER, HUGHES SPOT WELDER

   27      2121    ROBOTRON SERIES 10 WELDING STATION 120 VAC                  $1,200.00             $1,800.00            $2,200.00
                   COMPLETE W/ TRANSFORMER, HUGHES SPOT WELDER
------------------------------------------------------------------------------------------------------------------------------------
                                                     PAGE TOTAL                $10,800.00            $16,200.00           $19,800.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28
                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                 FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINISHING DEPARTMENT (CONT'D)
-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   28      2122    ROBOTRON SERIES 10 WELDING STATION 120 VAC                  $1,200.00             $1,800.00            $2,200.00
                   COMPLETE W/ TRANSFORMER, HUGHES SPOT WELDER

   29      2005    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND              $  500.00             $  750.00            $1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   30      2006    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND              $  500.00             $  750.00            $1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   31      2007    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND              $  500.00             $  750.00            $1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   32      2008    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND              $  500.00             $  750.00            $1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   33      2030    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND              $  500.00             $  750.00            $1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   34      2031    IWELD-MATIC MODEL 1016C WELDING STATION W/ HAND             $  500.00             $  750.00            $1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   35      2032    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND              $  500.00             $  750.00            $1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   36      2033    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND              $  500.00             $  750.00            $1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   37      2034    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND              $  500.00             $  750.00            $1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   38      2056    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND              $  500.00             $  750.00            $1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   39      2057    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND              $  500.00             $  750.00            $1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL           $6,700.00           $ 10,050.00           $13,200.00
-----------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28
                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                 FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINISHING DEPARTMENT (CONT'D)
-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   40      2058    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND             $  500.00              $  750.00            $ 1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   41      2059    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND             $  500.00              $  750.00            $ 1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   42      2081    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND             $  500.00              $  750.00            $ 1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   43      2083    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND             $  500.00              $ 750.00            $ 1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   44      2084    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND             $  500.00              $ 750.00            $ 1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   45      2085    WELD-MATIC MODEL 1016C WELDING STATION W/ HAND             $  500.00              $ 750.00            $ 1,000.00
                   HELD GUN, ASSOCIATED EQUIPMENT

   46      2009    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,             $  900.00              $1,150.00           $ 1,400.00
                   TRANSFORMER, UNITEC

   47      2010    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,             $  900.00              $1,150.00           $1,400.00
                   TRANSFORMER, UNITEC
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $4,800.00            $ 6,800.00          $ 8,800.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                 FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINISHING DEPARTMENT (CONT'D)
-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   48      2011    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   49      2017    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   50      2018    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   51      2019    IROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,              $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   52      2020    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   53      2022    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   54      2035    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC

   55      2036    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   56      2037    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   57      2044    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   58      2045    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   59      2046    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $10,800.00            $13,800.00           $16,800.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28
                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                 FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINISHING DEPARTMENT (CONT'D)
-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   60      2060    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   61      2068    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   62      2069    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   63      2070    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   64      2071    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   65      2094    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   66      2095    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   67      2097    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   68      2127    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   69      2128    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   70      2130    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC FIXTURE

   71      2061    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $900.00             $1,150.00            $1,400.00
                   TRANSFORMER, UNITEC
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $10,800.00            $13,800.00           $16,800.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                 FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINISHING DEPARTMENT (CONT'D)
-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   72      2062    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $600.00               $900.00            $1,200.00
                   TRANSFORMER, UNITEC FIXTURE (OLDER)

   73      2086    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $600.00               $900.00            $1,200.00
                   TRANSFORMER, UNITEC FIXTURE (OLDER)

   74      2088    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $600.00               $900.00            $1,200.00
                   TRANSFORMER, UNITEC FIXTURE (OLDER)

   75      2101    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $600.00               $900.00            $1,200.00
                   TRANSFORMER, UNITEC FIXTURE (OLDER)

   76      2106    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $600.00               $900.00            $1,200.00
                   TRANSFORMER, UNITEC FIXTURE (OLDER)

   77      2107    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $600.00               $900.00            $1,200.00
                   TRANSFORMER, UNITEC FIXTURE (OLDER)

   78      2113    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $600.00               $900.00            $1,200.00
                   TRANSFORMER, UNITEC FIXTURE (OLDER)

   79      2120    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,               $600.00               $900.00            $1,200.00
                   TRANSFORMER, UNITEC FIXTURE (OLDER)

   80      2012    CUSTOM BUILT ROTARY WELDING FIXTURE COMPLETE W/            $1,600.00             $2,000.00            $2,450.00
                   CAROUSEL, (2) TRANSFORMERS, POWER SUPPLY

   81      2013    CUSTOM BUILT ROTARY WELDING FIXTURE COMPLETE W/            $1,600.00             $2,000.00            $2,450.00
                   CAROUSEL, (2) TRANSFORMERS, POWER SUPPLY
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $8,000.00            $11,200.00           $14,500.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                 FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINISHING DEPARTMENT (CONT'D)
-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   82      2038    CUSTOM BUILT ROTARY WELDING FIXTURE COMPLETE W/             $1,600.00             $2,000.00            $2,450.00
                   CAROUSEL, (2) TRANSFORMERS, POWER SUPPLY

   83      2039    CUSTOM BUILT ROTARY WELDING FIXTURE COMPLETE W/             $1,600.00             $2,000.00            $2,450.00
                   CAROUSEL, (2) TRANSFORMERS, POWER SUPPLY

   84      2063    CUSTOM BUILT ROTARY WELDING FIXTURE COMPLETE W/             $1,600.00             $2,000.00            $2,450.00
                   CAROUSEL, (2) TRANSFORMERS, POWER SUPPLY

   85      2064    CUSTOM BUILT ROTARY WELDING FIXTURE COMPLETE W/             $1,600.00             $2,000.00            $2,450.00
                   CAROUSEL, (2) TRANSFORMERS, POWER SUPPLY

   86      2089    CUSTOM BUILT ROTARY WELDING FIXTURE COMPLETE W/             $1,600.00             $2,000.00            $2,450.00
                   CAROUSEL, (2) TRANSFORMERS, POWER SUPPLY

   87      2090    CUSTOM BUILT ROTARY WELDING FIXTURE COMPLETE W/             $1,600.00             $2,000.00            $2,450.00
                   CAROUSEL, (2) TRANSFORMERS, POWER SUPPLY

   88      2114    CUSTOM BUILT ROTARY WELDING FIXTURE COMPLETE W/             $1,600.00             $2,000.00            $2,450.00
                   CAROUSEL, (2) TRANSFORMERS, POWER SUPPLY

   89      2115    CUSTOM BUILT ROTARY WELDING FIXTURE COMPLETE W/             $1,600.00             $2,000.00            $2,450.00
                   CAROUSEL, (2) TRANSFORMERS, POWER SUPPLY

   90      2082    UNITEK MODEL 1-048-02 WELDMATIC WELDING STATION             $1,000.00             $1,250.00            $1,600.00
                   W/ HAND HELD GUN, ASSOCIATED EQUIPMENT

   91      2108    UNITEK MODEL 1-048-02 WELDMATIC WELDING STATION             $1,000.00             $1,250.00            $1,600.00
                   W/ HAND HELD GUN, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $14,800.00            $18,500.00           $22,800.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28
                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                 FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINISHING DEPARTMENT (CONT'D)
-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   92      2109    UNITEK MODEL 1-048-02 WELDMATIC WELDING STATION             $1,000.00            $1,250.00            $1,600.00
                   W/ HAND HELD GUN, ASSOCIATED EQUIPMENT

   93      2110    UNITEK MODEL 1-048-02 WELDMATIC WELDING STATION             $1,000.00            $1,250.00            $1,600.00
                   W/ HAND HELD GUN, ASSOCIATED EQUIPMENT

   94      2126    UNITEK MODEL 1-048-02 WELDMATIC WELDING STATION             $1,000.00            $1,250.00            $1,600.00
                   W/ HAND HELD GUN, ASSOCIATED EQUIPMENT

   95      2131    UNITEK MODEL 1-048-02 WELDMATIC WELDING STATION             $1,000.00            $1,250.00            $1,600.00
                   W/ HAND HELD GUN, ASSOCIATED EQUIPMENT

   96      2132    UNITEK MODEL 1-048-02 WELDMATIC WELDING STATION             $1,000.00            $1,250.00            $1,600.00
                   W/ HAND HELD GUN, ASSOCIATED EQUIPMENT

   97      2092    HUGHES PROGRAMMABLE CAPACITOR POWER SUPPLY MODEL            $8,000.00           $13,000.00           $17,000.00
                   HCD-300 W/ ROTARY SPRING FIXTURE, ASSOCIATED
                   EQUIPMENT

   98      2014    WELDPOWER 225L MARK 1 SNUBBER SPRING WELDING                $4,500.00            $8,500.00           $14,000.00
                   MACHINE W/ TRANSFORMER, HAND HELD GUN, MOUNTING
                   FIXTURE, ASSOCIATED EQUIPMENT

   99      2015    WELDPOWER 225L MARK 1 SNUBBER SPRING WELDING                $4,500.00            $8,500.00           $14,000.00
                   MACHINE W/ TRANSFORMER, HAND HELD GUN, MOUNTING
                   FIXTURE, ASSOCIATED EQUIPMENT

   100     2041    WELDPOWER 225L MARK 1 SNUBBER SPRING WELDING                $4,500.00            $8,500.00           $14,000.00
                   MACHINE W/ TRANSFORMER, HAND HELD GUN, MOUNTING
                   FIXTURE, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $26,500.00           $44,750.00           $67,000.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                 FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINISHING DEPARTMENT (CONT'D)
-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   101     2065    WELDPOWER 225L MARK 1 SNUBBER SPRING WELDING                $4,500.00             $8,500.00           $14,000.00
                   MACHINE W/ TRANSFORMER, HAND HELD GUN, MOUNTING
                   FIXTURE, ASSOCIATED EQUIPMENT

   102     2066    WELDPOWER 225L MARK 1 SNUBBER SPRING WELDING                $4,500.00             $8,500.00           $14,000.00
                   MACHINE W/ TRANSFORMER, HAND HELD GUN, MOUNTING
                   FIXTURE, ASSOCIATED EQUIPMENT

   103     2016    RATHEON 194-2 MARK 1 SNUBBER SPRING WELDING                 $4,000.00             $8,000.00           $13,500.00
                   MACHINE W/ TRANSFORMER, HAND HELD GUN, MOUNTING
                   FIXTURE, ASSOCIATED EQUIPMENT

   104     2040    RATHEON 194-2 MARK 1 SNUBBER SPRING WELDING                 $4,000.00             $8,000.00           $13,500.00
                   MACHINE W/ TRANSFORMER, HAND HELD GUN, MOUNTING
                   FIXTURE, ASSOCIATED EQUIPMENT

   105     2042    RATHEON 194-2 MARK 1 SNUBBER SPRING WELDING                 $4,000.00             $8,000.00           $15,000.00
                   MACHINE W/ TRANSFORMER, HAND HELD GUN, MOUNTING
                   FIXTURE, ASSOCIATED EQUIPMENT

   106     2067    RATHEON 194-2 MARK 1 SNUBBER SPRING WELDING                 $4,000.00             $8,000.00           $15,000.00
                   MACHINE W/ TRANSFORMER, HAND HELD GUN, MOUNTING
                   FIXTURE, ASSOCIATED EQUIPMENT

   107     2091    RATHEON 194-2 MARK 1 SNUBBER SPRING WELDING                 $4,000.00             $8,000.00           $15,000.00
                   MACHINE W/ TRANSFORMER, HAND HELD GUN, MOUNTING
                   FIXTURE, ASSOCIATED EQUIPMENT

   108     2093    RATHEON #225C MARK 1 SNUBBER SPRING WELDING                 $4,000.00             $8,000.00           $15,000.00
                   MACHINE W/ TRANSFORMER, HAND HELD GUN, MOUNTING
                   FIXTURE, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $33,000.00            $65,000.00          $115,000.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                 FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINISHING DEPARTMENT (CONT'D)
-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   109     2116    RATHEON #225C MARK 1 SNUBBER SPRING WELDING                 $4,000.00             $8,000.00           $15,000.00
                   MACHINE W/ TRANSFORMER, HAND HELD GUN, MOUNTING
                   FIXTURE, ASSOCIATED EQUIPMENT

   110     2118    RATHEON #225C MARK 1 SNUBBER SPRING WELDING                 $4,000.00             $8,000.00           $15,000.00
                   MACHINE W/ TRANSFORMER, HAND HELD GUN, MOUNTING
                   FIXTURE, ASSOCIATED EQUIPMENT

   111     2117    CUSTOM BUILT MOUNTING FIXTURE                               $1,750.00             $5,000.00           $11,000.00

   112     2021    RATHEON WELDING STATION W/ CONTROL CONSOLE, POWER             $500.00               $800.00            $1,000.00
                   SUPPLY, HUGHES SPOT WELDER TRANSFORMER

   113     2047    RATHEON WELDING STATION W/ CONTROL CONSOLE, POWER             $500.00               $800.00            $1,000.00
                   SUPPLY, HUGHES SPOT WELDER TRANSFORMER

   114     2072    RATHEON WELDING STATION W/ CONTROL CONSOLE, POWER             $500.00               $800.00            $1,000.00
                   SUPPLY, HUGHES SPOT WELDER TRANSFORMER

   115     2098    RATHEON WELDING STATION W/ CONTROL CONSOLE, POWER             $500.00               $800.00            $1,000.00
                   SUPPLY, HUGHES SPOT WELDER TRANSFORMER

   116     2023    JONES & LAMSON 14" OPTICAL COMPARATOR, MODEL                $3,000.00             $3,500.00            $4,000.00
                   TC-14 W/ LENSES, LIGHT SOURCE, S/N F-41325

   117     2049    JONES & LAMSON 14" OPTICAL COMPARATOR, MODEL                $3,000.00             $3,500.00            $4,000.00
                   TC-14 W/ LENSES LIGHT SOURCE, S/N F-41324

   118     2074    JONES & LAMSON 14" OPTICAL COMPARATOR, MODEL                $3,500.00             $4,000.00            $4,500.00
                   BASIC 14, S/N C-521843
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $21,250.00            $35,200.00           $57,500.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28
                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                 FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINISHING DEPARTMENT (CONT'D)
-----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   119     2099    JONES & LAMSON 14" OPTICAL COMPARATOR, MODEL                $3,500.00             $4,000.00            $4,500.00
                   BASIC 14, S/N C-522511

   120     2124    JONES & LAMSON 14" OPTICAL COMPARATOR, MODEL                $3,500.00             $4,000.00            $4,500.00
                   BASIC 14, S/N C-521844

   121     2129    JONES & LAMSON 14" OPTICAL COMPARATOR, MODEL                $3,500.00             $4,000.00            $4,500.00
                   BASIC 14, S/N N/A

   122     2024    LIBERTY LAMINAR FLOW VENTILATION HOOD WORK STATION          $1,000.00             $1,200.00            $1,400.00

   123     2050    LIBERTY LAMINAR FLOW VENTILATION HOOD WORK STATION          $1,000.00             $1,200.00            $1,400.00

   124     2075    LIBERTY LAMINAR FLOW VENTILATION HOOD WORK STATION          $1,000.00             $1,200.00            $1,400.00

   125     2100    LIBERTY LAMINAR FLOW VENTILATION HOOD WORK STATION          $1,000.00             $1,200.00            $1,400.00

   126     2125    LIBERTY LAMINAR FLOW VENTILATION HOOD WORK STATION          $1,500.00             $1,800.00            $2,000.00

   127     2043    UNITEK PHASE MASTER 6 AC WELDING CONTROL CONSOLE,           $2,500.00             $3,000.00            $3,500.00
                   THERMOTRON TRANSFORMER, UNITEK SPOT WELD FIXTURE,
                   ASSOCIATED EQUIPMENT

   128     2048    TESTNITRON CUSTOM SPOT WELD FIXTURE W/ WORK                 $1,750.00             $2,250.00            $2,750.00
                   FIXTURE, STANCO TRANSFORMER

   129     2073    TESTNITRON CUSTOM SPOT WELD FIXTURE W/ WORK                 $1,750.00             $2,250.00            $2,750.00
                   FIXTURE, STANCO TRANSFORMER

   130     2112    UNITEK 60 WATT SECOND WELDING SOURCE HAND HELD              $1,750.00             $2,250.00            $2,750.00
                   SPOT WELDER
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $23,750.00            $28,350.00           $32,850.00
------------------------------------------------------------------------------------------------------------------------------------

                            GREENWICH INDUSTRIAL SERVICES

                                  APPRAISAL DIVISION
                                  ZENITH CORPORATION
                             MATAMOROS, MEXICO PLANT #28

                                    APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                            FLV                  FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINISHING DEPARTMENT (CONT'D.)
------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   131     2123    UNITEK 60 WATT SECOND WELDING SOURCE, HAND HELD            $1,750.00             $2,250.00            $2,750.00
                   SPOT WELDER

   132     2133    CUSTOM DESIGNED & FABRICATED GUN CAROUSEL TYPE             $3,000.00             $5,000.00            $8,000.00
                   CONVEYOR ASSEMBLY LINE COMPLETE W/ CONVEYOR, WORK
                   LIGHTS, S.S. TABLES, DRIVE MOTOR, INSPECTION
                   LAMPS, FINAL TEST STATION, ASSOCIATED EQUIPMENT

   133     2134    CUSTOM DESIGNED & FABRICATED GUN CAROUSEL TYPE             $3,000.00             $5,000.00            $8,000.00
                   CONVEYOR ASSEMBLY LINE COMPLETE W/ CONVEYOR, WORK
                   LIGHTS, S.S. TABLES, DRIVE MOTOR, INSPECTION
                   LAMPS, FINAL TEST STATION, ASSOCIATED EQUIPMENT

   134     2135    CUSTOM DESIGNED & FABRICATED GUN CAROUSEL TYPE             $3,000.00             $5,000.00            $8,000.00
                   CONVEYOR ASSEMBLY LINE COMPLETE W/ CONVEYOR, WORK
                   LIGHTS, S.S. TABLES, DRIVE MOTOR, INSPECTION
                   LAMPS, FINAL TEST STATION, ASSOCIATED EQUIPMENT

   135     2136    CUSTOM DESIGNED & FABRICATED GUN CAROUSEL TYPE             $3,000.00             $5,000.00            $8,000.00
                   CONVEYOR ASSEMBLY LINE COMPLETE W/ CONVEYOR, WORK
                   LIGHTS, S.S. TABLES, DRIVE MOTOR, INSPECTION
                   LAMPS, FINAL TEST STATION, ASSOCIATED EQUIPMENT

   136     2137    CUSTOM DESIGNED & FABRICATED GUN CAROUSEL TYPE             $2,500.00             $4,250.00            $7,000.00
                   CONVEYOR ASSEMBLY LINE COMPLETE W/ CONVEYOR, WORK
                   LIGHTS, S.S. TABLES, DRIVE MOTOR, INSPECTION
                   LAMPS, FINAL TEST STATION, ASSOCIATED EQUIPMENT

   137             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT            $600.00               $800.00            $1,000.00
                   LIMITED TO:  STORAGE CABINETS, DESKS, STOOLS,
                   S.S. CARTS, STORAGE SHELVES, INSPECTION EQUIPMENT

------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $16,850.00            $27,300.00           $42,750.00
------------------------------------------------------------------------------------------------------------------------------------

                            GREENWICH INDUSTRIAL SERVICES

                                  APPRAISAL DIVISION
                                  ZENITH CORPORATION
                             MATAMOROS, MEXICO PLANT #28

                                    APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                            FLV                  FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
COATING AREA
------------
------------------------------------------------------------------------------------------------------------------------------------
   138     2138    CUSTOM WEIGHING STATION W GRANITE SURFACE PLATE,           $1,500.00             $1,850.00            $2,100.00
                   SARTORIUS JEWELERS SCALE 2024 MN, DRO, ENCLOSURE

   139     2139    BLUE-M LAB OVEN W/ TEMP INDICATORS, ASSOCIATED             $3,000.00             $3,750.00            $4,250.00
                   EQUIPMENT

   140     2140    STAINLESS STEEL CUSTOM CATHODE COATING UNIT, W/            $2,000.00             $3,000.00            $4,000.00
                   FRAMES, SPRAY GUNS, ENCLOSURE PROP #32918

   141     2141    CUSTOM WEIGHING STATION W/ GRANITE SURFACE PLATE,          $1,200.00             $1,500.00            $2,000.00
                   SARTORIUS JEWELERS SCALE

   142     2142    CUSTOM DESIGNED & FABRICATED LOADING STATION W/            $1,000.00             $1,500.00            $2,000.00
                   ASSOCIATED EQUIPMENT

   143     2143    CUSTOM DESIGNED & FABRICATED LOADING STATION W/            $1,000.00             $1,500.00            $2,000.00
                   ASSOCIATED EQUIPMENT

   144             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT          $2,500.00             $3,250.00            $4,000.00
                   LIMITED TO: WORK TABLE, MICROSCOPE, STORAGE RACK,
                   BLUE-M OVEN (W/ DOOR REMOVED) VIBRATORY WORK
                   BENCH, CUSTOM BUILT WASH OUT STATION, ROTARY
                   MIXER, HEIGHT GAUGE

------------------------------------------------------------------------------------------------------------------------------------
CATHODE INSPECTION
------------------
------------------------------------------------------------------------------------------------------------------------------------

   145     2144    LIBERTY LAMINAR FLOW WORK STATION                          $1,200.00             $1,500.00            $1,800.00

   146             MISCELLANEOUS SUPPORT EQUIPMENT, INCLUDING                 $1,000.00             $1,200.00            $1,400.00
                   SENTINEL 14" IMPULSE HEAT SEALER, WORK TABLE,
                   STORAGE SHELVES, INSPECTION LAMP, STOOLS
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $14,400.00            $19,050.00           $23,550.00
------------------------------------------------------------------------------------------------------------------------------------

                            GREENWICH INDUSTRIAL SERVICES

                                  APPRAISAL DIVISION
                                  ZENITH CORPORATION
                             MATAMOROS, MEXICO PLANT #28

                                    APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                            FLV                  FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
STEM ASSEMBLY
-------------
------------------------------------------------------------------------------------------------------------------------------------
   147     2145    DISPATCH DOUBLE DOOR OVEN DRYING MODEL V-31 STD.           $1,500.00             $2,000.00            $3,000.00
                   500 DEGREES F. MAX TEMP., S/N 107839-L

   148     2146    DISPATCH DRYING OVEN, MODEL VRC2-26-2, S/N                 $5,000.00             $6,500.00            $9,000.00
                   130410, 260 DEGREE C. MAX TEMP., W/ TEMP INDICATOR

   149     2147    CUSTOM DESIGNED ROTARY STEM WASHING LINE W/                $2,000.00             $3,000.00            $5,000.00
                   STAINLESS STEEL CONSTRUCTION, PROD. #10311

   150             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING (4)              $4,000.00             $5,000.00            $6,000.00
                   STEREO MICROSCOPE STORAGE SHELVES, WORK TABLES,
                   LIGHT SOURCES

------------------------------------------------------------------------------------------------------------------------------------

CATHODE MANUFACTURING
---------------------
------------------------------------------------------------------------------------------------------------------------------------

   151     2148    COHERENT EVERLASE MODEL 150 LASER CATHODE                 $15,000.00            $25,000.00           $50,000.00
                   ASSEMBLY MACHINE COMPLETE W/ EVERLASE CONTROL
                   PANEL, CAMCO CAROUSEL, TI VPU 2000 PROGRAMMER,
                   PARTS WORK FIXTURE, COOL FLOW HX150 CHILLER,
                   VIBRATORY FEEDER, ASSOCIATED EQUIPMENT, PROP
                   #11864

   152     2149    CUSTOM 4-STATION SPOT WELDER COMPLETE W/ FIXTURE          $1,500.00              $1,850.00            $2,100.00
                   CONTROL UNIT, (3) TWEEZER-WELD POWER SUPPLIES,
                   ASSOCIATED EQUIPMENT

   153     2150    CUSTOM 4-STATION SPOT WELDER COMPLETE W/ FIXTURE,         $1,400.00              $1,750.00            $2,000.00
                   CONTROL UNIT, (3) WELD MATIC MODEL 1018 POWER
                   SUPPLIES, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL        $30,400.00             $45,100.00           $77,100.00
------------------------------------------------------------------------------------------------------------------------------------

                            GREENWICH INDUSTRIAL SERVICES

                                  APPRAISAL DIVISION
                                  ZENITH CORPORATION
                             MATAMOROS, MEXICO PLANT #28

                                    APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                            FLV                  FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
CATHODE MANUFACTURING (CONT'D)
------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   154     2151    CUSTOM 4-STATION SPOT WELDER COMPLETE W/ FIXTURE,          $1,400.00             $1,750.00            $2,000.00
                   CONTROL UNIT, (3) WELD MATIC MODEL 1018 POWER

   155     2152    LINDBERG TUNNEL CONVEYOR OVEN MODEL N/A COMPLETE           $5,000.00             $7,000.00           $10,000.00
                   W/ CONTROL CONSOLE, TRACE OXYGEN ANALYZER
                   SATURATOR CONTROL, ASSOCIATED EQUIPMENT PROP
                   #20232

   156             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT          $1,000.00             $1,400.00            $1,800.00
                   LIMITED TO: WORK TABLES, STOOLS, BLACK STONE
                   ULTRASONIC CLEANER, DESK, FMC VIBRATORY TABLES,
                   THERMOLYNE TYPE 1500 FURNACE, STORAGE CABINETS,
                   BLUE-M STAINLESS STEEL BENCH TOP OVEN
------------------------------------------------------------------------------------------------------------------------------------
BEADING AREA
------------
------------------------------------------------------------------------------------------------------------------------------------

   157     2153    ROBOTRON SPOT WELDING STATION W/ CONTROL CONSOLE,            $700.00             $1,000.00            $1,350.00
                   TRANSFORMER, UNITEK FIXTURE

   158     2154    ROBOTRON SPOT WELDING STATION W/ CONTROL CONSOLE,            $700.00             $1,000.00            $1,350.00
                   TRANSFORMER, UNITEK FIXTURE

   159     2158    ROBOTRON SPOT WELDING STATION W/ CONTROL CONSOLE,            $700.00             $1,000.00            $1,350.00
                   TRANSFORMER, UNITEK FIXTURE

   160     2159    ROBOTRON SPOT WELDING STATION W/ CONTROL CONSOLE,            $700.00             $1,000.00            $1,350.00
                   TRANSFORMER, UNITEK FIXTURE
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $10,200.00            $14,150.00           $19,200.00
------------------------------------------------------------------------------------------------------------------------------------

                            GREENWICH INDUSTRIAL SERVICES

                                  APPRAISAL DIVISION
                                  ZENITH CORPORATION
                             MATAMOROS, MEXICO PLANT #28

                                    APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                            FLV                  FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
BEADING AREA (CONT'D)
---------------------
------------------------------------------------------------------------------------------------------------------------------------
   161     2163    ROBOTRON SPOT WELDING STATION W/ CONTROL CONSOLE,            $800.00             $1,100.00            $1,450.00
                   TRANSFORMER, UNITEK FIXTURE

   162     2164    ROBOTRON SPOT WELDING STATION W/ CONTROL CONSOLE,            $800.00             $1,100.00            $1,450.00
                   TRANSFORMER, UNITEK FIXTURE

   163     2168    ROBOTRON SPOT WELDING STATION W/ CONTROL CONSOLE,            $800.00             $1,100.00            $1,450.00
                   TRANSFORMER, UNITEK FIXTURE

   164     2169    ROBOTRON SPOT WELDING STATION W/ CONTROL CONSOLE,            $800.00             $1,100.00            $1,450.00
                   TRANSFORMER, UNITEK FIXTURE

   165     2173    ROBOTRON SPOT WELDING STATION W/ CONTROL CONSOLE,            $800.00             $1,100.00            $1,450.00
                   TRANSFORMER, UNITEK FIXTURE

   166     2174    ROBOTRON SPOT WELDING STATION W/ CONTROL CONSOLE,            $800.00             $1,100.00            $1,450.00
                   TRANSFORMER, UNITEK FIXTURE

   167     2178    ROBOTRON SPOT WELDING STATION W/ CONTROL CONSOLE,            $800.00             $1,100.00            $1,450.00
                   TRANSFORMER, UNITEK FIXTURE

   168     2179    ROBOTRON SPOT WELDING STATION W/ CONTROL CONSOLE,            $800.00             $1,100.00            $1,450.00
                   TRANSFORMER, UNITEK FIXTURE

   169     2183    ROBOTRON SERIES 10 SPOT WELDING STATION W/                 $1,250.00             $1,800.00            $2,200.00
                   CONTROL CONSOLE, POWER SUPPLY, TRANSFORMER,
                   FIXTURE

   170     2184    ROBOTRON SERIES 10 SPOT WELDING STATION W/                 $1,250.00             $1,800.00            $2,200.00
                   CONTROL CONSOLE, POWER SUPPLY, TRANSFORMER,
                   FIXTURE
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $8,900.00            $12,400.00           $16,000.00
------------------------------------------------------------------------------------------------------------------------------------

                            GREENWICH INDUSTRIAL SERVICES

                                  APPRAISAL DIVISION
                                  ZENITH CORPORATION
                             MATAMOROS, MEXICO PLANT #28

                                    APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                            FLV                  FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
BEADING AREA CONT'D
-------------------
------------------------------------------------------------------------------------------------------------------------------------
   171     2155    COMPLETE BEADING ASSEMBLY LINE COMPLETE W/ WORK            $12,500.00            $25,000.00           $50,000.00
                   TABLE, 16 STATION CAROUSEL CONVEYOR, (25) CUSTOM
                   WORK FIXTURES, REMOVAL UNIT, (2) COOLING
                   STATIONS, ASSOCIATED EQUIPMENT

   172     2160    COMPLETE BEADING ASSEMBLY LINE COMPLETE W/ WORK            $12,500.00            $25,000.00           $50,000.00
                   TABLE, 16 STATION CAROUSEL CONVEYOR, (25) CUSTOM
                   WORK FIXTURES, REMOVAL UNIT, (2) COOLING
                   STATIONS, ASSOCIATED EQUIPMENT

   173     2165    COMPLETE BEADING ASSEMBLY LINE COMPLETE W/ WORK            $12,500.00            $25,000.00           $50,000.00
                   TABLE, 16 STATION CAROUSEL CONVEYOR, (25) CUSTOM
                   WORK FIXTURES, REMOVAL UNIT, (2) COOLING
                   STATIONS, ASSOCIATED EQUIPMENT

   174     2170    COMPLETE BEADING ASSEMBLY LINE COMPLETE W/ WORK            $12,500.00            $25,000.00           $50,000.00
                   TABLE, 16 STATION CAROUSEL CONVEYOR, (25) CUSTOM
                   WORK FIXTURES, REMOVAL UNIT, (2) COOLING
                   STATIONS, ASSOCIATED EQUIPMENT

   175     2175    COMPLETE BEADING ASSEMBLY LINE COMPLETE W/ WORK            $12,500.00            $25,000.00           $50,000.00
                   TABLE, 16 STATION CAROUSEL CONVEYOR, (25) CUSTOM
                   WORK FIXTURES, REMOVAL UNIT, (2) COOLING
                   STATIONS, ASSOCIATED EQUIPMENT

   176     2180    COMPLETE BEADING ASSEMBLY LINE COMPLETE W/ WORK            $12,500.00            $25,000.00           $50,000.00
                   TABLE, 16 STATION CAROUSEL CONVEYOR, (25) CUSTOM
                   WORK FIXTURES, REMOVAL UNIT, (2) COOLING
                   STATIONS, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $75,000.00           $150,000.00          $300,000.00
------------------------------------------------------------------------------------------------------------------------------------

                            GREENWICH INDUSTRIAL SERVICES

                                  APPRAISAL DIVISION
                                  ZENITH CORPORATION
                             MATAMOROS, MEXICO PLANT #28

                                    APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                            FLV                  FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
BEADING AREA CONT'D
-------------------
------------------------------------------------------------------------------------------------------------------------------------
   177     2185    COMPLETE BEADING ASSEMBLY LINE COMPLETE W/ WORK            $12,500.00            $25,000.00           $50,000.00
                   TABLE,D386 16 STATION CAROUSEL CONVEYOR,( 25)
                   CUSTOM WORK FIXTURES, REMOVAL UNIT, (2) COOLING
                   STATIONS, ASSOCIATED EQUIPMENT

   178     2219    JONES & LAMSON 14" OPTICAL COMPARATOR, MODEL 14,            $3,000.00             $3,500.00            $4,000.00
                   S/N N/A

   179     2157    CUSTOM DESIGNED & FABRICATED BEADING HEAT TREAT             $1,500.00             $2,500.00            $4,250.00
                   STATION GAS FIRED W/ ASSOCIATED PNEUMATICS
                   CONTROLS & EQUIPMENT

   180     2182    CUSTOM DESIGNED & FABRICATED BEADING HEAT TREAT             $1,500.00             $2,500.00            $4,250.00
                   STATION GAS FIRED W/ ASSOCIATED PNEUMATICS
                   CONTROLS & EQUIPMENT

   181     2161    CUSTOM DESIGNED & FABRICATED BEADING HEAT TREAT             $1,500.00             $2,500.00            $4,250.00
                   STATION GAS FIRED W/ ASSOCIATED PNEUMATICS
                   CONTROLS & EQUIPMENT

   182     2162    CUSTOM DESIGNED & FABRICATED BEADING HEAT TREAT             $1,500.00             $2,500.00            $4,250.00
                   STATION GAS FIRED W/ ASSOCIATED PNEUMATICS
                   CONTROLS & EQUIPMENT

   183     2166    CUSTOM DESIGNED & FABRICATED BEADING HEAT TREAT             $1,500.00             $2,500.00            $4,250.00
                   STATION GAS FIRED W/ ASSOCIATED PNEUMATICS
                   CONTROLS & EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $23,000.00            $41,000.00           $75,250.00
------------------------------------------------------------------------------------------------------------------------------------

                            GREENWICH INDUSTRIAL SERVICES

                                  APPRAISAL DIVISION
                                  ZENITH CORPORATION
                             MATAMOROS, MEXICO PLANT #28

                                    APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                            FLV                  FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
BEADING AREA CONT'D
-------------------
------------------------------------------------------------------------------------------------------------------------------------
   184     2167    CUSTOM DESIGNED & FABRICATED BEADING HEAT TREAT             $1,500.00             $2,500.00            $4,250.00
                   STATION GAS FIRED W/ ASSOCIATED PNEUMATICS
                   CONTROLS & EQUIPMENT

   185     2171    CUSTOM DESIGNED & FABRICATED BEADING HEAT TREAT             $1,500.00             $2,500.00            $4,250.00
                   STATION GAS FIRED W/ ASSOCIATED PNEUMATICS
                   CONTROLS & EQUIPMENT

   186     2172    CUSTOM DESIGNED & FABRICATED BEADING HEAT TREAT             $1,500.00             $2,500.00            $4,250.00
                   STATION GAS FIRED W/ ASSOCIATED PNEUMATICS
                   CONTROLS & EQUIPMENT

   187     2176    CUSTOM DESIGNED & FABRICATED BEADING HEAT TREAT             $1,500.00             $2,500.00            $4,250.00
                   STATION GAS FIRED W/ ASSOCIATED PNEUMATICS
                   CONTROLS & EQUIPMENT

   188     2177    CUSTOM DESIGNED & FABRICATED BEADING HEAT TREAT             $1,500.00             $2,500.00            $4,250.00
                   STATION GAS FIRED W/ ASSOCIATED PNEUMATICS
                   CONTROLS & EQUIPMENT

   189     2181    CUSTOM DESIGNED & FABRICATED BEADING HEAT TREAT             $1,500.00             $2,500.00            $4,250.00
                   STATION GAS FIRED W/ ASSOCIATED PNEUMATICS
                   CONTROLS & EQUIPMENT

   190     2156    PRECISION PRODUCTS CORP. CUSTOM DESIGNED &                  $2,000.00             $3,000.00            $4,500.00
                   FABRICATED BEADING HEAT TREAT STATION GAS FIRED
                   W/ ASSOCIATED PNEUMATICS CONTROLS & EQUIPMENT

   191     2186    CUSTOM DESIGNED & FABRICATED BEADING HEAT TREAT             $1,500.00             $2,500.00            $4,250.00
                   STATION GAS FIRED W/ ASSOCIATED PNEUMATICS
                   CONTROLS & EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $12,500.00            $20,500.00           $34,250.00
------------------------------------------------------------------------------------------------------------------------------------

                            GREENWICH INDUSTRIAL SERVICES

                                  APPRAISAL DIVISION
                                  ZENITH CORPORATION
                             MATAMOROS, MEXICO PLANT #28

                                    APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                            FLV                  FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
BEADING AREA CONT'D
-------------------
------------------------------------------------------------------------------------------------------------------------------------
   192     2187    CUSTOM DESIGNED & FABRICATED BEADING HEAT TREAT             $1,500.00             $2,500.00            $4,250.00
                   STATION GAS FIRED W/ ASSOCIATED PNEUMATICS
                   CONTROLS & EQUIPMENT

   193             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT           $1,200.00             $1,500.00            $1,800.00
                   LIMITED TO WILD STEREO MICROSCOPE, FILE CABINETS,
                   DESKS, STOOLS, CHAIRS, STORAGE CABINETS

------------------------------------------------------------------------------------------------------------------------------------
WELDER CATHODE
--------------
------------------------------------------------------------------------------------------------------------------------------------

   194     2188    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE            $5,000.00             $8,500.00           $15,000.00
                   W/ (3) RAYTHEON WELD POWER SUPPLIES, MODEL 18A
                   HAR-JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT

   195     2189    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE            $5,000.00             $8,500.00           $15,000.00
                   W/ (3) RAYTHEON WELD POWER SUPPLIES, MODEL 18A
                   HAR-JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT, PROP #7479

   196     2190    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE            $5,000.00             $8,500.00           $15,000.00
                   W/ (3) RAYTHEON WELD POWER SUPPLIES, MODEL 18A
                   HAR-JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT, PROP #7480

   197     2191    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE            $5,000.00             $8,500.00           $15,000.00
                   W/ (3) RAYTHEON WELD POWER SUPPLIES, MODEL 18A
                   HAR-JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT, PROP #7481
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $22,700.00            $38,000.00           $66,050.00
------------------------------------------------------------------------------------------------------------------------------------

                            GREENWICH INDUSTRIAL SERVICES

                                  APPRAISAL DIVISION
                                  ZENITH CORPORATION
                             MATAMOROS, MEXICO PLANT #28

                                    APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                            FLV                  FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
WELDER CATHODE CONT'D
---------------------
------------------------------------------------------------------------------------------------------------------------------------
   198     2192    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $5,000.00             $8,500.00           $15,000.00
                   W/ (3) RAYTHEON WELD POWER SUPPLIES, MODEL 18A
                   HAR-JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT, PROP #7482

   199     2193    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $5,000.00             $8,500.00           $15,000.00
                   W/ (3) RAYTHEON WELD POWER SUPPLIES, MODEL 18A
                   HAR-JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT, PROP #7483

   200     2196    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $5,000.00             $8,500.00           $15,000.00
                   W/ (3) RAYTHEON WELD POWER SUPPLIES, MODEL 18A
                   HAR-JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT, PROP #7492

   201     2197    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $5,000.00             $8,500.00           $15,000.00
                   W/ (3) RAYTHEON WELD POWER SUPPLIES, MODEL 18A
                   HAR-JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT, PROP #7491

   202     2198    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $5,000.00             $8,500.00           $15,000.00
                   W/ (3) RAYTHEON WELD POWER SUPPLIES, MODEL 18A
                   HAR-JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT, PROP #7490

   203     2199    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $5,000.00             $8,500.00           $15,000.00
                   W/ (3) RAYTHEON WELD POWER SUPPLIES, MODEL 18A
                   HAR-JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT, PROP #7489
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $30,000.00            $51,000.00           $90,000.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                   FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
WELDER CATHODE (CONT'D.)
------------------------
------------------------------------------------------------------------------------------------------------------------------------
   204     2201    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE          $ 6,000.00            $10,000.00          $ 17,500.00
                   W/ (3) RAYTHEON WELD POWER SUPPLIES, MODEL 18A
                   HAR-JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT,  PROP #N/A

   205     2184    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE          $ 6,500.00            $10,000.00          $ 18,500.00
                   W/ ROBOTRON SERIES 10 POWER SUPPLY (3)
                   TRANSFORMERS, HAR JES WELDING FIXTURE, TABLE,
                   ASSOCIATED EQUIPMENT

   206     2195    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE          $ 6,500.00            $10,000.00          $ 18,500.00
                   W/ ROBOTRON SERIES 10 POWER SUPPLY (3)
                   TRANSFORMERS, HAR JES WELDING FIXTURE, TABLE,
                   ASSOCIATED EQUIPMENT

   207     2211    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE          $ 6,500.00            $10,000.00          $ 18,500.00
                   W/ ROBOTRON SERIES 10 POWER SUPPLY (3)
                   TRANSFORMERS. HAR JES WELDING FIXTURE, TABLE,
                   ASSOCIATED EQUIPMENT

   208     2210    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE          $ 6,500.00            $10,000.00          $ 18,500.00
                   W/ ROBOTRON SERIES 10 POWER SUPPLY (3)
                   TRANSFORMERS. HAR JES WELDING FIXTURE, TABLE,
                   ASSOCIATED EQUIPMENT

   209     2212    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE          $ 6,500.00            $10,000.00          $ 18,500.00
                   W/ ROBOTRON SERIES 10 POWER SUPPLY (3)
                   TRANSFORMERS. HAR JES WELDING FIXTURE, TABLE,
                   ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $38,500.00            $60,000.00          $110,000.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                                FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
WELDER CATHODE (CONT'D.)
------------------------
------------------------------------------------------------------------------------------------------------------------------------
   210     2213    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $ 6,500.00            $10,000.00          $ 18,500.00
                   W/ ROBOTRON SERIES 10 POWER SUPPLY (3)
                   TRANSFORMERS, HAR JES WELDING FIXTURE, TABLE,
                   ASSOCIATED EQUIPMENT

   211     2200    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $ 5,000.00             $9,000.00          $ 16,000.00
                   W/ ROBOTRON SERIES 10 POWER SUPPLY (3) WELD POWER
                   60C MARK 1 POWER SUPPLIES, HAR JES WELDING
                   FIXTURE, TABLE, ASSOCIATED EQUIPMENT

   212     2205    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $ 5,000.00             $9,000.00          $ 16,000.00
                   W/ ROBOTRON SERIES 10 POWER SUPPLY (3) WELD POWER
                   60C MARK 1 POWER SUPPLIES, HAR JES WELDING
                   FIXTURE, TABLE, ASSOCIATED EQUIPMENT PROP #7487

   213     2207    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $ 5,000.00             $9,000.00          $ 16,000.00
                   W/ ROBOTRON SERIES 10 POWER SUPPLY (3) WELD POWER
                   60C MARK 1 POWER SUPPLIES, HAR JES WELDING
                   FIXTURE, TABLE, ASSOCIATED EQUIPMENT PROP # N/A

   214     2202    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $ 7,000.00            $11,000.00          $ 19,000.00
                   W/ ROBOTRON POWER SUPPLY (3) LUMA TRANSFORMERS,
                   HAR JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT

   215     2203    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $ 7,000.00            $11,000.00          $ 19,000.00
                   W/ ROBOTRON POWER SUPPLY (3) LUMA TRANSFORMERS,
                   HAR JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT PROP #7477
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $35,500.00            $59,000.00          $104,500.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                                FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
WELDER CATHODE (CONT'D.)
------------------------------------------------------------------------------------------------------------------------------------
   216     2204    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $ 7,000.00            $11,000.00           $19,000.00
                   W/ ROBOTRON POWER SUPPLY (3) LUMA TRANSFORMERS,
                   HAR JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT PROP #7478

   217     2206    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $ 7,000.00            $11,000.00           $19,000.00
                   W/ ROBOTRON POWER SUPPLY (3) LUMA TRANSFORMERS,
                   HAR JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT PROP #7486

   218     2208    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $ 7,000.00            $11,000.00           $19,000.00
                   W/ ROBOTRON POWER SUPPLY (3) LUMA TRANSFORMERS,
                   HAR JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT PROP # N/A

   219     2209    CUSTOM DESIGNED CATHODE WELDING STATION COMPLETE           $ 7,000.00            $11,000.00           $19,000.00
                   W/ ROBOTRON POWER SUPPLY (3) LUMA TRANSFORMERS,
                   HAR JES HAND ACTIVATED FIXTURE, TABLE, ASSOCIATED
                   EQUIPMENT PROP # N/A

   220     2214    CATHODE COVER WELDING STATION COMPLETE W/ ENTRON           $ 1,500.00            $ 2,000.00           $ 2,500.00
                   POWER SUPPLY (4) TRANSFORMERS 4-SPOT WELDING
                   FIXTURE, TABLE, ASSOCIATED EQUIPMENT

   221     2215    CATHODE COVER WELDING STATION COMPLETE W/                  $ 1,850.00            $ 2,400.00           $ 3,000.00
                   ROBOTRON POWER SUPPLY (4) TRANSFORMERS 4-SPOT
                   WELDING FIXTURE, TABLE, ASSOCIATED EQUIPMENT

   222     2216    CATHODE COVER WELDING STATION COMPLETE W/                  $ 1,850.00            $ 2,400.00           $ 3,000.00
                   ROBOTRON POWER SUPPLY (4) TRANSFORMERS 4-SPOT
                   WELDING FIXTURE, TABLE, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $33,200.00            $50,800.00           $84,500.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                   FMV                   FMIPV
------------------------------------------------------------------------------------------------------------------------------------
WELDER CATHODE (CONT'D.)
------------------------
------------------------------------------------------------------------------------------------------------------------------------
   223     2217    CATHODE COVER WELDING STATION COMPLETE W/                 $ 1,850.00            $ 2,400.00           $ 3,000.00
                   ROBOTRON POWER SUPPLY (4) TRANSFORMERS, 4-SPOT
                   WELDING FIXTURE, TABLE, ASSOCIATED EQUIPMENT

   224     2218    CATHODE COVER WELDING STATION COMPLETE W/                 $ 1,850.00            $ 2,400.00           $ 3,000.00
                   ROBOTRON POWER SUPPLY (4) TRANSFORMERS, 4-SPOT
                   WELDING FIXTURE, TABLE, ASSOCIATED EQUIPMENT

   225             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT         $ 1,250.00            $ 1,600.00           $ 2,100.00
                   LIMITED TO: WORK TABLES, INSPECTION LAMPS,
                   STORAGE SHELVES, STOOLS, PAPER CUTTER, NIKON
                   STEREO MICROSCOPE, SHEFFIELD PRECISION AIR GAUGE
------------------------------------------------------------------------------------------------------------------------------------
FIRING HEAT TREAT DEPARTMENT
----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   226     2220    C.I. HAYES TUNNEL HEAT TREAT CONVEYOR OVEN MODEL          $ 5,000.00            $10,000.00           $15,000.00
                   BAC, S/N 13719, 46.5 KW COMPLETE W/ CONVEYOR,
                   CONTROL CONSOLE, ASSOCIATED EQUIPMENT PROP #31011

   227     2221    C.I. HAYES TUNNEL HEAT TREAT CONVEYOR OVEN MODEL          $ 5,000.00            $10,000.00           $15,000.00
                   BAC, S/N 12068, 46.5 KW COMPLETE W/ CONVEYOR,
                   CONTROL CONSOLE, ASSOCIATED EQUIPMENT PROP #31011

   228             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT         $   600.00            $   800.00           $ 1,100.00
                   LIMITED TO STAINLESS STEEL CARTS, WORK TABLES,
                   INSPECTION LAMPS, FLAMMABLE STORAGE CABINETS,
                   BENCH TOP OVEN

------------------------------------------------------------------------------------------------------------------------------------
STEM DEPARTMENT
---------------
------------------------------------------------------------------------------------------------------------------------------------
   229     2222    DISPATCH 500 DEGREE F. DOUBLE DOOR OVEN MODEL             $   800.00            $ 1,100.00           $ 1,450.00
                   Y-29, S/N N/A, PROP #38077
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $16,350.00            $28,300.00           $40,650.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                               FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
STEAM DEPARTMENT (CONT'D)
-------------------------
------------------------------------------------------------------------------------------------------------------------------------
   230     2223    KAHLE STEM FINISHING MACHINE COMPLETE W/ GAS              $ 3,500.00            $ 5,000.00           $10,000.00
                   FIRED TORCHES, CAROUSEL, TOOLING GAUGES, COOLING
                   CONVEYOR, ASSOCIATED EQUIPMENT

   231     2224    KAHLE STEM FINISHING MACHINE COMPLETE W/ GAS              $ 3,500.00            $ 5,000.00           $10,000.00
                   FIRED TORCHES, CAROUSEL, TOOLING GAUGES, COOLING
                   CONVEYOR, ASSOCIATED EQUIPMENT S/N 1678

   232     2225    KAHLE STEM FINISHING MACHINE COMPLETE W/ GAS              $ 3,500.00            $ 5,000.00           $10,000.00
                   FIRED TORCHES, CAROUSEL, TOOLING GAUGES, COOLING
                   CONVEYOR ASSOCIATED EQUIPMENT S/N N/A

   233             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT         $   500.00            $   700.00           $   900.00
                   LIMITED TO: TRONICS CORP ULTRASONIC BATH
                   VIBRATION UNIT, S.S. TABLE, STORAGE SHELVES,
                   PRINTING UNIT, PORTABLE STAIR CASE,  BENCH VISE,
                   MICROSCOPE, LOCKERS
------------------------------------------------------------------------------------------------------------------------------------
QC AREA
-------
------------------------------------------------------------------------------------------------------------------------------------
   234     2226    VEECO LEAK DETECTOR MODEL M5-9 W/ INDICATOR,              $ 1,500.00            $ 2,000.00           $ 2,500.00
                   PUMP, ASSOCIATED EQUIPMENT

   235     2227    VEECO LEAK DETECTOR MODEL MS-17 W/ INDICATOR,             $ 2,000.00            $ 2,500.00           $ 3,000.00
                   PUMP, ASSOCIATED EQUIPMENT PROP #10378

   236     2228    BLUE M RINSE BATHS INCLUDING HOT AND COLD                 $   500.00            $   750.00           $ 1,000.00
                   STATIONS W/ ASSOCIATED EQUIPMENT

   237             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING OPTICAL         $   600.00            $   800.00           $ 1,000.00
                   VIEWING STATION TAYLOR CRYO CHAMBER, WORK TABLE,
                   (2) MICROSCOPES INSPECTION LAMP
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $15,600.00            $21,750.00           $38,400.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                                FLV                  FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
WASH ROOM
---------
------------------------------------------------------------------------------------------------------------------------------------
   238             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT          $ 1,000.00            $ 1,250.00           $ 1,500.00
                   LIMITED TO G.E. WASHER, G.E. DRYER, CREST GENESIS
                   ULTRASONIC CLEANER, WASH BOOTH

------------------------------------------------------------------------------------------------------------------------------------
STEM AREA
---------
------------------------------------------------------------------------------------------------------------------------------------
   239     2229    DISPATCH ELECTRIC OVEN 500 DEGREE F., MODEL                $10,000.00            $14,000.00           $18,500.00
                   VRC-2-26-2E, S/N 156458-L, W/ CONTROL CONSOLE
                   ASSOCIATED EQUIPMENT

   240             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING (2)              $ 3,500.00            $ 4,250.00           $ 5,000.00
                   TIME CLOCK (2) BAR CODE SCANNER, PART FEEDER,
                   ROLLER CONVEYOR, WORK TABLE, (2) MICROSCOPES,
                   S.S. PUSH CART, STORAGE SHELVES, DEHUMIDIFIER, HP
                   X-RAY FAXITRON SERIES UNIT

------------------------------------------------------------------------------------------------------------------------------------
SUB ASSEMBLY/STRAPPING
----------------------
------------------------------------------------------------------------------------------------------------------------------------
   241     2230    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY              $   800.00            $ 1,000.00           $ 1,200.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE

   242     2287    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY              $   800.00            $ 1,000.00           $ 1,200.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE

   243     2233    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY              $   800.00            $ 1,000.00           $ 1,200.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE

   244     2234    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY              $   800.00            $ 1,000.00           $ 1,200.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE

   245     2339    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY              $   800.00            $ 1,000.00           $ 1,200.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $18,500.00            $24,500.00           $31,000.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                               FLV                  FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
SUB ASSEMBLY/STRAPPING (CONT'D)
-------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   246     2240    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY            $  800.00            $ 1,000.00           $ 1,200.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE

   247     2243    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY            $  800.00            $ 1,000.00           $ 1,200.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE

   248     2247    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY            $  800.00            $ 1,000.00           $ 1,200.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE

   249     2266    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY            $  800.00            $ 1,000.00           $ 1,200.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE

   250     2267    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY            $  800.00            $ 1,000.00           $ 1,200.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE

   251     2272    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY            $  800.00            $ 1,000.00           $ 1,200.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE

   252     2279    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY            $  800.00            $ 1,000.00           $ 1,200.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE

   253     2232    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY            $1,000.00            $ 1,250.00           $ 1,500.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE, CUSTOM FIXTURE

   254     2278    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY            $1,000.00            $ 1,250.00           $ 1,500.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE, CUSTOM FIXTURE

   255     2280    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY            $1,000.00            $ 1,250.00           $ 1,500.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE, CUSTOM FIXTURE
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL        $8,600.00            $10,750.00           $12,900.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                            FLV                  FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
SUB ASSEMBLY/STRAPPING (CONT'D)
-------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   256     2282    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY              $1,000.00             $1,250.00           $ 1,500.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE, CUSTOM FIXTURE

   257     2235    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY              $  900.00             $1,100.00           $ 1,400.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE, (2) SPOT
                   WELDERS

   258     2246    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY              $  900.00             $1,100.00           $ 1,400.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE,  (2) SPOT
                   WELDERS

   259     2262    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY              $  900.00             $1,100.00           $ 1,400.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE,  (2) SPOT
                   WELDERS

   260     2263    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY              $  900.00             $1,100.00           $ 1,400.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE,  (2) SPOT
                   WELDERS

   261     2265    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY              $  900.00             $1,100.00           $ 1,400.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE,  (2) SPOT
                   WELDERS

   262     2285    ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY              $  900.00             $1,100.00           $ 1,400.00
                   TRANSFORMER HUGHES/UNITEK FIXTURE,  (2) SPOT
                   WELDERS

   263     2231    UNITEK SPOT WELDING STATION MODEL 1-048-03 POWER           $  500.00             $  700.00           $   900.00
                   SUPPLY, UNITEK FIXTURE, TRANSFORMER

   264     2275    UNITEK SPOT WELDING STATION MODEL 1-048-03 POWER           $  500.00             $  700.00           $   900.00
                   SUPPLY, UNITEK FIXTURE, TRANSFORMER
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $7,400.00             $9,250.00           $11,700.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                              FLV                   FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
SUB ASSEMBLY/STRAPPING (CONT'D)
-------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   265     2283    UNITEK SPOT WELDING STATION MODEL 1-048-03 POWER          $   500.00            $   700.00           $   900.00
                   SUPPLY, UNITEK FIXTURE, TRANSFORMER

   266     2236    ROBOTRON SERIES 10 SPOT WELDER W/ POWER SUPPLY            $ 1,200.00            $ 1,800.00           $ 2,200.00
                   TRANSFORMER, (2) HUGHES FIXTURES

   267     2242    ROBOTRON SERIES 10 SPOT WELDER W/ POWER SUPPLY            $ 1,200.00            $ 1,800.00           $ 2,200.00
                   TRANSFORMER, (2) HUGHES FIXTURES

   268     2244    ROBOTRON SERIES 10 SPOT WELDER W/ POWER SUPPLY            $ 1,200.00            $ 1,800.00           $ 2,200.00
                   TRANSFORMER, (2) HUGHES FIXTURES

   269     2269    ROBOTRON SERIES 10 SPOT WELDER W/ POWER SUPPLY            $ 1,200.00            $ 1,800.00           $ 2,200.00
                   TRANSFORMER, (2) HUGHES FIXTURES

   270     2286    ROBOTRON SERIES 10 SPOT WELDER W/ POWER SUPPLY            $ 1,200.00            $ 1,800.00           $ 2,200.00
                   TRANSFORMER, (2) HUGHES FIXTURES

   271     2288    ROBOTRON SERIES 10 SPOT WELDER W/ POWER SUPPLY            $ 1,200.00            $ 1,800.00           $ 2,200.00
                   TRANSFORMER, (2) HUGHES FIXTURES

   272     2241    CUSTOM DESIGNED SPOT WELDING STATION COMPLETE W/          $ 1,800.00            $ 2,300.00           $ 2,900.00
                   (2) TECHNITRON POWER SUPPLIES, (4) TRANSFORMERS,
                   HUGHES VTA70 FIXTURE

   273     2270    CUSTOM DESIGNED WELDING STATION COMPLETE W/               $ 1,100.00            $ 1,500.00           $ 1,800.00
                   TRANSFORMER, HUGHES FIXTURE, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $10,600.00            $15,300.00           $18,800.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                            FLV                  FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
SUB ASSEMBLY/STRAPPING (CONT'D)
-------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   274     2237    ROBOTRON SERIES 10 SPOT WELDER W/ POWER SUPPLY            $  400.00             $  550.00            $  700.00
                   TRANSFORMER, (2) HUGHES FIXTURES (OLDER)

   275     2238    ROBOTRON SERIES 10 SPOT WELDER W/ POWER SUPPLY            $  400.00             $  550.00            $  700.00
                   TRANSFORMER, (2) HUGHES FIXTURES (OLDER)

   276     2245    ROBOTRON SERIES 10 SPOT WELDER W/ POWER SUPPLY            $  400.00             $  550.00            $  700.00
                   TRANSFORMER, (2) HUGHES FIXTURES (OLDER)

   277     2250    ROBOTRON SERIES 10 SPOT WELDER W/ POWER SUPPLY            $  400.00             $  550.00            $  700.00
                   TRANSFORMER, (2) HUGHES FIXTURES (OLDER)

   278     2264    ROBOTRON SERIES 10 SPOT WELDER W/ POWER SUPPLY            $  400.00             $  550.00            $  700.00
                   TRANSFORMER, (2) HUGHES FIXTURES (OLDER)

   279     2273    ROBOTRON SERIES 10 SPOT WELDER W/ POWER SUPPLY            $  400.00             $  550.00            $  700.00
                   TRANSFORMER, (2) HUGHES FIXTURES (OLDER)

   280     2248    TECHNITRON SPOT WELDER STATION W/ POWER SUPPLY            $  500.00             $  700.00            $1,000.00
                   STATION, TRANSFORMER

   281     2249    TECHNITRON SPOT WELDER STATION W/ POWER SUPPLY            $  500.00             $  700.00            $1,000.00
                   STATION, TRANSFORMER

   282     2268    TECHNITRON SPOT WELDER STATION W/ POWER SUPPLY            $  500.00             $  700.00            $1,000.00
                   STATION, TRANSFORMER

   283     2281    TECHNITRON SPOT WELDER STATION W/ POWER SUPPLY            $  500.00             $  700.00            $1,000.00
                   STATION, TRANSFORMER
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $4,400.00             $6,100.00            $8,200.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#     ID#                      DESCRIPTION                               FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
SUB ASSEMBLY/STRAPPING (CONT'D)
-------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   284     2251    CUSTOM DESIGNED 2 PART ARC WELDING STATION                $ 5,500.00            $ 7,500.00           $10,000.00
                   COMPLETE W/ CAROUSEL FEEDER, (4) MILLER
                   SYNCROWAVE 250 CC AC/DC ARC WELDING POWER
                   SOURCES, ASSOCIATED EQUIPMENT

   285     2254    CUSTOM DESIGNED 2 PART ARC WELDING STATION                $ 5,500.00            $ 7,500.00           $10,000.00
                   COMPLETE W/ CAROUSEL FEEDER, (4) MILLER
                   SYNCROWAVE 250 CC AC/DC ARC WELDING POWER
                   SOURCES, ASSOCIATED EQUIPMENT

   286             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT         $ 1,500.00            $ 2,000.00           $ 2,500.00
                   LIMITED TO HUGHES SPOT WELD FIXTURE, DRILL
                   GRINDER, TWEEZER WELDING STATION, TIME CLOCK,
                   COUNT O GRAM, OVER UNDER PARTS, SCALE STOOLS,
                   STRETCHER

   287     2252    CUSTOM DESIGNED 2 PART ARC WELDING STATION                $ 4,000.00            $ 5,000.00           $ 6,000.00
                   COMPLETE W/ CAROUSEL, TABLE, FRAME, (4) MILLER
                   AUTO ARC TIG 50A PRECISION WELDERS, ASSOCIATED
                   EQUIPMENT S/N N/A

   288     2253    CUSTOM DESIGNED 2 PART ARC WELDING STATION                $ 4,000.00            $ 5,000.00           $ 6,000.00
                   COMPLETE W/ CAROUSEL, TABLE, FRAME, (4) MILLER
                   AUTO ARC TIG 50A PRECISION WELDERS, ASSOCIATED
                   EQUIPMENT S/N N/A

   289     2255    CUSTOM BUILT ASSEMBLY WELDING STATION COMPLETE W/         $ 2,000.00            $ 2,750.00           $ 3,250.00
                   TRANSFORMERS POWER SUPPLIES, (4) SPOT WELDERS,
                   CAROUSEL, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $22,500.00            $29,750.00           $37,750.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                     DESCRIPTION                                  FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
SUB ASSEMBLY/STRAPPING (CONT'D)
-------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   290     2256     CUSTOM BUILT ASSEMBLY WELDING STATION COMPLETE W/        $ 2,000.00            $ 2,750.00            $3,250.00
                    TRANSFORMERS POWER SUPPLIES, (4) SPOT WELDERS,
                    CAROUSEL, ASSOCIATED EQUIPMENT

   291     2257     CUSTOM BUILT ASSEMBLY WELDING STATION COMPLETE W/        $ 2,000.00            $ 2,750.00            $3,250.00
                    TRANSFORMERS POWER SUPPLIES, (4) SPOT WELDERS,
                    CAROUSEL, ASSOCIATED EQUIPMENT

   292     2259     CUSTOM DESIGNED CUT OFF UNIT W/ ENCLOSURE TABLE,         $   500.00            $   700.00            $  900.00
                    FEEDER, ASSOCIATED EQUIPMENT

   293     2260     CUSTOM DESIGNED CUT OFF UNIT W/ ENCLOSURE TABLE,         $   500.00            $   700.00            $  900.00
                    FEEDER, ASSOCIATED EQUIPMENT

   294     2261     CUSTOM DESIGNED CUT OFF UNIT W/ ENCLOSURE TABLE,         $   500.00            $   700.00            $  900.00
                    FEEDER, ASSOCIATED EQUIPMENT

   295     2258     CUSTOM DESIGNED CUT OFF UNIT W/ ENCLOSURE TABLE,         $   700.00            $ 1,000.00            $1,200.00
                    FEEDER TABLE, W/ TURRET FORMER, ASSOCIATED
                    EQUIPMENT

   296     2275     TWEEZER WELD POWER SUPPLY DC W/ UNITEK THIN LINE         $   600.00            $   700.00            $  950.00
                    SPOT WELDING FIXTURE

   297     2276     TWEEZER WELD POWER SUPPLY DC W/ UNITEK THIN LINE         $   600.00            $   700.00            $  950.00
                    SPOT WELDING FIXTURE

   298     2277     TWEEZER WELD POWER SUPPLY DC W/ UNITEK THIN LINE         $   600.00            $   700.00            $  950.00
                    SPOT WELDING FIXTURE
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $8,000.00            $10,700.00           $13,250.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                     DESCRIPTION                                  FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC SHOP
---------------
------------------------------------------------------------------------------------------------------------------------------------
   299              MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT        $ 4,000.00             $5,000.00            $6,500.00
                    LIMITED TO WORK BENCHES, STOOLS, HAND TOOLS, DESK,
                    SWIVEL CHAIR, TRANSFORMERS, HUGHES HCD 300, POWER
                    SUPPLIES, INSPECTION LAMP, CALCULATORS, TEKTRONIX
                    MODEL 434 OSCILLOSCOPE, HUGHS SPOT WELD FIXTURES,
                    UNITECH SPOT WELD FIXTURES, SPARE PARTS
------------------------------------------------------------------------------------------------------------------------------------
QC OFFICE
---------
------------------------------------------------------------------------------------------------------------------------------------
   300     2307     JONES & LAMSON 14" OPTICAL COMPARATOR MODEL BE-14,       $ 1,250.00            $ 1,600.00           $ 2,100.00
                    S/N N/A, PROP #6586

   301              MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT        $   600.00            $   800.00           $ 1,000.00
                    LIMITED TO DRAFTING TABLE, ARM CHAIR, TABLES,
                    STORAGE SHELVES, DESKS, SWIVEL CHAIRS, PRINTERS,
                    PERSONAL COMPUTERS, MONITORS
------------------------------------------------------------------------------------------------------------------------------------
QC DEPARTMENT
-------------
------------------------------------------------------------------------------------------------------------------------------------
   302              FORMICA DESK, STORAGE CABINETS, MITA COPY MACHINE        $10,000.00            $12,000.00           $14,500.00
                    (2) HP DESK JET PRINTER, TYPEWRITER, VERTICAL
                    FILE CABINETS, STORAGE TELEVISION, PERSONAL
                    COMPUTER, GRANITE SURFACE PLATES, WORK TABLES,
                    SHEFFIELD PRECISIONAIRE GAUGES, WORK TABLES,
                    MITUTOYO DIGIMATIC INDEXING FIXTURE, ASSORTED
                    MICROMETERS, INSPECTION LAMP, BUEHLER CUT OFF UNIT,
                    BUEHLER POLISHER, PARTS CABINET, STEREO

   303     2308    PAT INC. CASMS COMPUTER AIDED SURFACE MEASUREMENT         $ 3,000.00            $ 5,000.00           $ 9,000.00
                   SYSTEM W/ CONTROL CONSOLE, PRINTER, GRANITE
                   SURFACE PLATE ENCLOSURE, ASSOCIATED EQUIPMENT,
                   S/N N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $18,850.00            $24,400.00           $33,100.00
------------------------------------------------------------------------------------------------------------------------------------


                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                     DESCRIPTION                                  FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
QC DEPARTMENT
-------------
------------------------------------------------------------------------------------------------------------------------------------
   304     2309     JONES & LAMSON 14" OPTICAL COMPARATOR MODEL               $2,500.00             $3,000.00            $3,500.00
                    TC-14, 2 AXIS DRO, S/N F41715

   305     2310     JONES & LAMSON 14" OPTICAL COMPARATOR MODEL BASIC         $4,000.00             $5,000.00            $5,750.00
                    14, 2 AXIS DRO, S/N C522184

   306     2312     JONES & LAMSON 14" OPTICAL COMPARATOR MODEL BASIC         $5,000.00             $6,000.00            $7,500.00
                    14, 2 AXIS DRO, S/N N/A

   307     2311     OGP OPTICAL COMPARATOR MODEL XL-809 W/ LIGHT              $4,500.00             $5,500.00            $6,500.00
                    SOURCE, LENSES, S/N N/A

   308     2313     GRANITE SURFACE PLATE W/ GRANITE STAND SARTORIUS          $3,000.00             $3,600.00            $4,200.00
                    JEWELERS SCALE, (not in service) UPS, BUEHLER
                    STEREO MICROSCOPE, ASSOCIATED EQUIPMENT, OROP,
                    #6291
------------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AND INVENTORY CONTROL OFFICES
----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   309              PERSONAL COMPUTERS, MONITORS, WIDE BAND PRINTER,         $ 1,500.00            $ 2,000.00            $2,500.00
                    TYPEWRITER, BOOKCASE, DESKS, SWIVEL CHAIRS, DESK
                    JET PRINTER, VERTICAL FILE CABINET, INSPECTION
                    EQUIPMENT,  CALCULATORS

------------------------------------------------------------------------------------------------------------------------------------
PRODUCTION
----------
------------------------------------------------------------------------------------------------------------------------------------
   310     2314     BLACK & WEBSTER ORBITAL RIVETER MODEL BW-35 W/           $   800.00           $  1,200.00           $ 1,500.00
                    TABLE, S/N 312

   311     2315     CUSTOM PROJECTION SPOT WELDING STATION COMPLETE          $ 2,000.00           $  5,000.00           $10,000.00
                    W/ FIXTURE, TECHNITRON POWER SUPPLY, (3)
                    TRANSFORMERS

   312     2329     CUSTOM PROJECTION SPOT WELDING STATION COMPLETE          $ 3,000.00           $  4,000.00           $ 5,500.00
                    W/ FIXTURE, ROBOTRON 10 POWER SUPPLY, (3)
                    TRANSFORMERS
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $26,300.00           $ 35,300.00           $46,950.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                     DESCRIPTION                                  FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
PRODUCTION (CONT'D)
-------------------
------------------------------------------------------------------------------------------------------------------------------------
   313     2317      CUSTOM PROJECTION SPOT WELDING STATION COMPLETE         $ 3,000.00            $ 4,000.00           $ 5,500.00
                     W/ FIXTURE, TECHNITRON POWER SUPPLY, (3)
                     TRANSFORMERS

   314     2323      CUSTOM PROJECTION SPOT WELDING STATION COMPLETE         $ 3,000.00            $ 4,000.00           $ 5,500.00
                     W/ FIXTURE, TECHNITRON POWER SUPPLY, (3)
                     TRANSFORMERS

   315     2327      CUSTOM PROJECTION SPOT WELDING STATION COMPLETE         $ 2,000.00            $ 3,000.00           $ 4,000.00
                     W/ FIXTURE, ROBOTRON POWER SUPPLY, (1)
                     TRANSFORMER

   316     2330      CUSTOM PROJECTION SPOT WELDING STATION COMPLETE         $ 2,000.00            $ 3,000.00           $ 4,000.00
                     W/ FIXTURE, ROBOTRON POWER SUPPLY, (1)
                     TRANSFORMER

   317     2350      CUSTOM PROJECTION SPOT WELDING STATION COMPLETE         $ 2,000.00            $ 3,000.00           $ 4,000.00
                     W/ FIXTURE, ROBOTRON POWER SUPPLY, (1)
                     TRANSFORMER

   318     2332      CUSTOM PROJECTION SPOT WELDING STATION COMPLETE         $ 3,000.00            $ 4,500.00           $ 5,000.00
                     W/ FIXTURE, ROBOTRON POWER SUPPLY, (3)
                     TRANSFORMERS

   319     2316      ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY           $   500.00            $   650.00           $   800.00
                     (old) HUGHES FIXTURE TRANSFORMER

   320     2319      ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY           $   500.00            $   650.00           $   800.00
                     (old) HUGHES FIXTURE TRANSFORMER

   321     2320      ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY           $   500.00            $   650.00           $   800.00
                     (old) HUGHES FIXTURE TRANSFORMER

   322     2321      ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY           $   500.00            $   650.00           $   800.00
                     (old) HUGHES FIXTURE TRANSFORMER
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $17,000.00            $24,100.00           $31,200.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                     DESCRIPTION                                  FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
PRODUCTION (CONT'D)
-------------------
------------------------------------------------------------------------------------------------------------------------------------
   323     2326        ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY          $  500.00            $   650.00           $   800.00
                       (old) HUGHES FIXTURE TRANSFORMER

   324     2336        ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY          $  500.00            $   650.00           $   800.00
                       (old) HUGHES FIXTURE TRANSFORMER

   325     2337        ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY          $  500.00            $   650.00           $   800.00
                       (old) HUGHES FIXTURE TRANSFORMER

   326     2346        ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY          $  500.00            $   650.00           $   800.00
                       (old) HUGHES FIXTURE TRANSFORMER

   327     2348        ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY          $  500.00            $   650.00           $   800.00
                       (old) HUGHES FIXTURE TRANSFORMER

   328     2331        ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY          $1,200.00            $ 1,800.00           $ 2,300.00
                       HUGHES FIXTURE TRANSFORMER SERIES 10

   329     2339        ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY          $1,200.00            $ 1,800.00           $ 2,300.00
                       HUGHES FIXTURE TRANSFORMER SERIES 10

   330     2347        ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY          $1,200.00            $ 1,800.00           $ 2,300.00
                       HUGHES FIXTURE TRANSFORMER SERIES 10

   331     2349        ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY          $1,200.00            $ 1,800.00           $ 2,300.00
                       HUGHES FIXTURE TRANSFORMER SERIES 10

   332     2318        UNITEK 1048B SPOT WELDING SYSTEM W/ POWER SUPPLY       $  400.00            $   500.00           $   600.00
                       FIXTURE
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL          $7,700.00            $10,950.00           $13,800.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                     DESCRIPTION                                  FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
PRODUCTION (CONT'D)
------------------
------------------------------------------------------------------------------------------------------------------------------------
   333     2338     UNITEK 1048B SPOT WELDING SYSTEM W/ POWER SUPPLY            $400.00               $500.00              $600.00
                    FIXTURE

   334     2341     UNITEK 1048B SPOT WELDING SYSTEM W/ POWER SUPPLY            $400.00               $500.00              $600.00
                    FIXTURE

   335     2328     TECKTRONIC SPOT WELDING STATION W/ TRANSFORMER              $400.00               $500.00              $600.00
                    POWER SUPPLY FIXTURE

   336     2322     ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,              $700.00               $900.00            $1,200.00
                    (2) TRANSFORMERS FIXTURE

   337     2324     ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,              $700.00               $900.00            $1,200.00
                    (2) TRANSFORMERS FIXTURE

   338     2345     ROBOTRON SPOT WELDING STATION W/ POWER SUPPLY,              $500.00               $700.00            $1,000.00
                    (1) TRANSFORMER

   339     2342     SPRING WELDING STATION, COMPLETE W/ HUGHES HCD            $4,000.00             $6,000.00           $12,000.00
                    300 PROGRAMMABLE CAPACITOR DISCHARGE POWER
                    SUPPLY, CUSTOM FIXTURES, ASSOCIATED EQUIPMENT

   340     2343     SPRING WELDING STATION, COMPLETE W/ HUGHES HCD            $4,000.00             $6,000.00           $12,000.00
                    300 PROGRAMMABLE CAPACITOR DISCHARGE POWER
                    SUPPLY, CUSTOM FIXTURES, ASSOCIATED EQUIPMENT

   341     2333     CUSTOM TOGGLE SPOT WELDING STATION W/ ROBOTRON            $5,500.00             $8,500.00           $15,000.00
                    SERIES 10 POWER SUPPLY, (3) TRANSFORMERS, HAR JES
                    FIXTURE TABLE, ASSOCIATED EQUIPMENT

   342     2334     CUSTOM TOGGLE SPOT WELDING STATION W/ ROBOTRON            $5,500.00             $8,500.00           $15,000.00
                    POWER SUPPLY, (3) TRANSFORMERS, HAR JES FIXTURE
                    TABLE, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $22,100.00            $33,000.00           $59,200.00
------------------------------------------------------------------------------------------------------------------------------------


                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                     DESCRIPTION                                  FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
PRODUCTION (CONT'D)
-------------------
------------------------------------------------------------------------------------------------------------------------------------
   343     2335     JONES & LAMSON 14" OPTICAL COMPARATOR MODEL BASIC         $3,500.00             $4,000.00            $4,500.00
                    14, S/N N/A

   344     2351     LIBERTY LAMINAR FLOW VENTILATION HOOD                     $1,000.00             $1,200.00            $1,400.00

   345     2353     CUSTOM DESIGNED PROJECTION GUN, FINISHING                $12,500.00            $25,000.00           $50,000.00
                    ASSEMBLY LINE W/ STATION CAROUSEL CONVEYOR (25)
                    FIXTURES, ASSOCIATED EQUIPMENT

   346     2354     CUSTOM DESIGNED HEAT TREAT GUN SEALER W/ CONTROL,         $2,000.00             $3,000.00            $3,500.00
                    GAS FIRED, ASSOCIATED EQUIPMENT

   347     2352     CUSTOM DESIGNED CAROUSEL PROJECTION GUN, ASSEMBLY        $11,000.00            $20,000.00           $40,000.00
                    LINE COMPLETE W/ TEST FIXTURE, S.S. TABLE, WORK
                    LIGHTS, ASSOCIATED EQUIPMENT

   348              MISCELLANEOUS SUPPORT EQUIPMENT, INCLUDING BUT              $500.00               $900.00            $1,000.00
                    NOT LIMITED TO STOOLS, DESKS, STORAGE SHELVES,
                    MICROSCOPES, WORK FIXTURES

------------------------------------------------------------------------------------------------------------------------------------
MACHINE/MODEL SHOP
------------------
------------------------------------------------------------------------------------------------------------------------------------
   349     2289     LAGUN REPUBLIC VERTICAL MILLING MACHINE 9X42"             $4,000.00             $4,750.00            $5,500.00
                    TABLE W/ SONY 2 AXIS DRO, 3HP, MODEL FT.1, S/N N/A

   350     2290     BRIDGEPORT VERTICAL MILLING MACHINE VARI SPEED            $3,750.00             $4,250.00            $4,750.00
                    9X42" TABLE POWER FEED, 2 AXIS DRO, 1 1/2HP, S/N
                    155445


   351     2291     BRIDGEPORT VERTICAL MILLING MACHINE VARI SPEED            $3,750.00             $4,250.00            $4,750.00
                    9X42" TABLE POWER FEED, 2 AXIS DRO, 1 1/2HP, S/N
                    142,526
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $42,000.00            $67,350.00          $115,400.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                     DESCRIPTION                                  FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
MACHINE/MODEL SHOP
------------------
------------------------------------------------------------------------------------------------------------------------------------
   352     2292    HARDINGE SECONDARY OPERATION LATHE MODEL HLV-H W/          $7,000.00             $8,000.00           $10,000.00
                   QUICK CHANGE COLLET, TAILSTOCK, ASSOCIATED
                   EQUIPMENT, S/N 12669

   353     2294    HARDINGE SECONDARY OPERATION LATHE MODEL TFB-H W/          $5,500.00             $6,250.00            $7,000.00
                   QUICK CHANGE COLLET, TAILSTOCK, ASSOCIATED
                   EQUIPMENT, S/N N/A

   354     2300    HARDINGE SECONDARY OPERATION LATHE MODEL HLV-H W/          $6,000.00             $7,000.00            $9,000.00
                   QUICK CHANGE COLLET, TAILSTOCK, ASSOCIATED
                   EQUIPMENT, S/N N/A

   355     2299    HARDINGE SECONDARY OPERATION LATHE MODEL HLV W/            $5,000.00             $6,000.00            $8,000.00
                   QUICK CHANGE COLLET, ASSOCIATED EQUIPMENT, S/N N/A

   356     2293    FEELER SECONDARY OPERATION LATHE W/ QUICK CHANGE           $9,000.00            $11,000.00           $14,000.00
                   COLLET, TAILSTOCK, ASSOCIATED EQUIPMENT, MODEL
                   FTL-618E, S/N 8906E077, 1989

   357     2295    BOYAR SCHULTZ SURFACE GRINDER MODEL CHALLENGER             $2,200.00             $2,600.00            $3,200.00
                   612 W/ 6X12" PERMANENT MAGNETIC CHUCK, ASSOCIATED
                   EQUIPMENT

   358     2296    K.O. LEE SURFACE GRINDER MODEL CHALLENGER 612 W/           $4,500.00             $5,500.00            $6,500.00
                   6X18" PERMANENT MAGNETIC CHUCK , ASSOCIATED
                   EQUIPMENT

   359     2297    HARIG SURFACE GRINDER MODEL SUPER 618 W/ 6X18"             $4,000.00             $5,000.00            $6,000.00
                   PERMANENT MAGNETIC CHUCK , ASSOCIATED EQUIPMENT,
                   S/N N/A

   360     2298    DOALL VERTICAL BAND SAW MODEL 3613 W/ BLADE                $3,500.00             $4,250.00            $5,000.00
                   WELDER/ GRINDER, 36" THROAT, ASSOCIATED
                   EQUIPMENT, S/N 278-74551
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $46,700.00            $55,600.00           $68,700.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                     DESCRIPTION                                  FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
MACHINE/MODEL SHOP
------------------
------------------------------------------------------------------------------------------------------------------------------------
   361     2301     BRIDGEPORT VERTICAL MILLING MACHINE SERIES 1 2HP          $4,000.00             $5,000.00            $6,000.00
                    W/ 9X42: TABLE, POWER FEED 2 AXIS DRO, S/N 152235

   362     2302     BRIDGEPORT VERTICAL MILLING MACHINE VARI SPEED            $4,000.00             $5,000.00            $6,000.00
                    W/ 9X42: TABLE, POWER FEED 2 AXIS DRO, S/N 163161

   363     2303     DENNISON 6 TON HYDRAULIC MULTIPRESS MODEL R065LC,         $4,000.00             $5,500.00            $7,000.00
                    S/N 22768, PROP #22185

   364     2304     TENNSMITH KICK SHEAR, MODEL T5216, S/N 18227              $2,500.00             $3,250.00            $4,000.00

   365     2305     LE BLOND ENGINE LATHE W/ 3 JAW CHUCK, TAILSTOCK,          $5,000.00             $6,000.00            $7,000.00
                    S/N 7F-1384, PROP #36375

   366     2306     TENNSMITH 1 BENDING BRAKE MODEL HB4816, S/N 18227         $1,500.00             $2,000.00            $2,500.00

   367              MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT        $10,000.00            $12,500.00           $16,000.00
                    LIMITED TO: DE GRINDERS, ARBOR PRESS HORIZONTAL
                    BAND SAW, 6" BELT SANDER, SHOT BLAST CABINET,
                    HOBART WELDERS, WORK BENCHES, DUST COLLECTORS,
                    ASSORTED HAND TOOLS, PEDESTAL FAN, DRILL PRESS,
                    DAYTON WELDER, MILLING VISE, CLAMPS, STORAGE
                    SHELVES, COLLETS CHUCKS, PERISHABLE TOOLING
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $31,000.00            $39,250.00           $48,500.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                     DESCRIPTION                                  FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
MACHINE/MODEL SHOP
------------------
------------------------------------------------------------------------------------------------------------------------------------
   368              MISCELLANEOUS SUPPORT EQUIPMENT IN STORAGE               $25,000.00            $35,000.00           $42,500.00
                    INCLUDING BUT NOT LIMITED TO: PARTS FEEDERS, GUN
                    WELDERS, TURRET PUNCH, AIR COMPRESSOR, CHAIRS,
                    TABLES, UNITEK WELDING POWER SUPPLIES, TWEEZER
                    WELD POWER SUPPLIES, ROBOTRON POWER SUPPLIES,
                    TECHNITRON POWER SUPPLIES, TRANSFORMERS, TIMERS,
                    BLOWERS, CONTROLS, UNITEK PHASE MASTER 6 POWER
                    SUPPLIES, HUGHES HCD300 PROGRAMMABLE CAPACITOR,
                    DISCHARGE POWER SUPPLY, WELD POWER SUPPLIES
------------------------------------------------------------------------------------------------------------------------------------
PRINT SHOP
----------
------------------------------------------------------------------------------------------------------------------------------------
   369              MISCELLANEOUS PRINTING EQUIPMENT INCLUDING BUT            $2,000.00             $3,000.00            $4,000.00
                    NOT LIMITED TO: ELECTROSTATIC 175 PLATEMAKER, ONE
                    COLOR ROLLING PRINTING PRESS MACHINE, HEAVY DUTY
                    SHEAR 20" WIDTH, TAPE MACHINES, SHELVING, WORK
                    BENCHES, DBL END GRINDER, TOOL CHEST, GLASS BOOK
                    CASE
------------------------------------------------------------------------------------------------------------------------------------
SECURITY OFFICE
---------------
------------------------------------------------------------------------------------------------------------------------------------
   370              MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED           $500.00               $750.00            $1,000.00
                    TO: TV MONITORS, SHELVING, LOCKERS, TYPEWRITERS,
                    FIRE EXTINGUISHERS, METAL DESK, FILING CABINETS,
                    HAND TRUCK
------------------------------------------------------------------------------------------------------------------------------------
CAFETERIA
---------
------------------------------------------------------------------------------------------------------------------------------------
   371              MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED         $4,000.00             $5,000.00            $6,000.00
                    TO: APPROXIMATELY (20) CAFETERIA TABLES,
                    APPROXIMATELY (120) PLASTIC & WOODEN CHAIRS, "L"
                    SHAPED STAINLESS BUFFET STYLE SERVING STATION,
                    FRYERS, COOLERS, TRAYS, WORK TABLES, FRYOLATORS,
                    JACKSON DISHWASHER, WALK IN COOLERS, FUME HOODS,
                    MICROWAVE OVEN
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $31,500.00            $43,750.00           $53,500.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                     DESCRIPTION                                  FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
CAFETERIA (CONT'D.)
-------------------
------------------------------------------------------------------------------------------------------------------------------------
   372     2629     VULCAN INDUSTRIAL OVEN W/ BURNER TOP STOVE                $1,000.00             $1,500.00            $2,000.00
------------------------------------------------------------------------------------------------------------------------------------
LABOR RELATIONS/INFIRMARY
-------------------------
------------------------------------------------------------------------------------------------------------------------------------
   373              MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED         $4,000.00             $5,000.00            $6,000.00
                    TO: METAL DESKS, SWIVEL CHAIRS, COMPUTER
                    WORKSTATION, APPROXIMATELY (6) PERSONAL
                    COMPUTERS, PRINTERS, FILING CABINETS, SUPPLIES
------------------------------------------------------------------------------------------------------------------------------------
GUN OFFICES
-----------
------------------------------------------------------------------------------------------------------------------------------------
   374              MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED         $4,000.00             $4,500.00            $5,000.00
                    TO: METAL DESKS, CHAIRS, FILING CABINETS,
                    DRAFTING BOARD, (7) PERSONAL COMPUTERS, PRINTERS,
                    COLOR MONITORS, ART WORK CABINETS, PLOTTERS,
                    METAL LOCKERS
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER ROOM
-------------
------------------------------------------------------------------------------------------------------------------------------------
   375     2630     (2) IBM PROCESSORS 7133-500, IBM PROCESSOR               $15,000.00            $25,000.00           $40,000.00
                    9334-501, IBM POWER SAVER 550-L/RS-6000, INTERMEC
                    9180 NETWORK CONTROLLER, PARADYNE MPX 9600, (3)
                    ALLIED TELESIS CENTER COM ETHERNET, (2) CISCO
                    4000 SERIES ROUTERS, (3) POWER WAVE
                    PRESTIGE 3000 UPS, HP NETSERVER 4166 LC, MONITORS
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE SYSTEM
----------------
------------------------------------------------------------------------------------------------------------------------------------
   376              NORTHERN TELECOM SL PHONE SYSTEM MODEL QCA6,              $3,000.00             $4,000.00            $5,000.00
                    INCLUDING POWER DISTRIBUTION BOX, APPROXIMATELY
                    (215) PHONE EXTENSIONS, DCP 2083, DATA LINK
                    ANALYZER, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $27,000.00            $40,000.00           $58,000.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                     DESCRIPTION                                  FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FINANCE OFFICE'S
----------------
------------------------------------------------------------------------------------------------------------------------------------
   377              METAL DESKS, SWIVEL CHAIRS, FILING CABINETS,              $4,500.00             $5,000.00            $5,500.00
                    PRINTRONIX PRINTER, APPROXIMATELY (11) PERSONAL
                    COMPUTERS, MONITORS, PRINTERS, ROUND CONFERENCE
                    TABLE W/(4) MATCHING SIDE CHAIRS, WOODEN CABINET,
                    FAX MACHINES
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICE'S/CONFERENCE
------------------------------------------------------------------------------------------------------------------------------------
   378              FORMICA CONFERENCE ROOM TABLE W/EXTENSIONS, W/10          $3,500.00             $4,000.00            $4,500.00
                    MATCHING SIDE CHAIRS, METAL DESKS, SWIVEL CHAIRS,
                    FILING CABINETS, BOOKCASES, COMPUTER WORKSTATIONS,
                    APPROXIMATELY (6) PERSONAL COMPUTERS, PRINTERS,
                    MONITORS, COMPLETE MATCHING EXECUTIVE OFFICE
                    FURNITURE SET, LATERAL FILING CABINET, TYPEWRITERS,
                    METAL LOCKERS, GLASS CABINET
------------------------------------------------------------------------------------------------------------------------------------
PRODUCTION GUN LAB
------------------------------------------------------------------------------------------------------------------------------------
   379     2355     JONES & LAMSON EPIC 14" OPTICAL COMPARATOR W/ J &         $6,000.00             $7,500.00            $9,000.00
                    L DRO

   380              MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED        $30,000.00            $45,000.00           $75,000.00
                    TO: GRANITE SURFACE PLATES, HEIGHT GAUGE, STEREO
                    MICROSCOPES, SPRING WELDING FIXTURE, BENDIX
                    SHEFFIELD GAUGE INDEXING FIXTURES, WORK BENCHES,
                    METAL LOCKERS, SURFACE ANALYZER, PRODUCTION SPOT
                    WELDING FIXTURES, WILSON/ROCKWELL HARDNESS TESTERS,
                    MAGNIFYING LIGHTS FOR INSPECTION, STORAGE SHELVING,
                    ZENITH PROPRIETARY ASSEMBLY FIXTURES
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $44,000.00            $61,500.00           $94,000.00
------------------------------------------------------------------------------------------------------------------------------------

                         GREENWICH INDUSTRIAL SERVICES

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #28

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                     DESCRIPTION                                  FLV                  FMV                  FMIPV
------------------------------------------------------------------------------------------------------------------------------------
CHEMICAL MIXING AREA
------------------------------------------------------------------------------------------------------------------------------------
   381             MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED          $5,000.00             $6,000.00            $7,000.00
                   TO: LAMINAR FLOW VENTILATION HOODS, BARREL MIXERS,
                   ULTRASONIC CLEANERS, ACID STORAGE CONTAINERS, BLUE M
                   OVEN, GLASSWARE, HOT PLATES, EYE RINSE, STAINLESS STEEL
                   MIXING STATION
------------------------------------------------------------------------------------------------------------------------------------
WAREHOUSE
---------
------------------------------------------------------------------------------------------------------------------------------------
   382             PALLET RACKING TABLES, TOLEDO DIGITAL SCALE,               $4,000.00             $5,000.00            $6,000.00
                   METLER DIGITAL SCALE, PRINTER, PALLET JACK, (2)
                   FLAMMABLE STORAGE CABINETS, PORTABLE STAIRCASES
------------------------------------------------------------------------------------------------------------------------------------
LOADING DOCK/MAINTENANCE SUPPLY AREA
------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   383             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT          $6,000.00             $7,000.00            $8,000.00
                   LIMITED TO: PALLET JACKS, METAL DESKS, LOCKERS,
                   BANDING CART, WET/DRY VAC, FLOOR SWEEPERS, PUMPS,
                   MOTORS, SHELVING, ARC WELDER, LADDERS, MAXI LIFT
                   TELESCOPING WORK PLATFORM, FLAMMABLE STORAGE
                   CABINETS, MISCELLANEOUS PUMPS, VACUUM SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE TOTAL         $15,000.00            $18,000.00           $21,000.00
                                               GRAND TOTAL PLANT #28        $978,000.00         $1,481,450.00        $2,310,000.00
                                               ---------------------
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
REMOTE CONTROL LINE 1
---------------------
------------------------------------------------------------------------------------------------------------------------------------
   384      2501   1994 ALLOYD REMOTE CONTRL BLISTER PAK 651216 S/N             $10,000.00          $15,000.00           $20,000.00
                   94105 6 STATIONS OF 3 UNITS

   385      2503   ZEBRA 105S LABEL PRINTER COMPLETE W/ GATEWAY 2000             $2,000.00           $3,000.00            $4,000.00
            2504   PERSONAL COMPUTER LABELING SYSTEM, COLOR MONITOR,
                   ZEBRA 140 LABEL PRINTER COMPLETE W/ GATEWAY 2000
                   PERSONAL COMPUTER LABELING SYSTEM, COLOR MONITOR,
                   KEYBOARD

   386      2506   LABEL AIRE PRINTER APPLICATOR MODEL 2138/V2 W/                $5,000.00           $8,000.00           $12,000.00
                   TOUCH PAD, DIGITAL CONTROLS, S/N 6-13329309 W/
                   LABEL REEL, AIR JETS, VACUUM, PRESSURE GAUGES

   387      2507   WEBER AUTOMATIC (2) SCREW DRIVER W/ VIBRATORY                 $2,500.00           $3,000.00            $3,500.00
                   HOPPER/FEEDER SYSTEM, DRIVE MOTORS, ASSOCIATED
                   EQUIPMENT

   388      2505   MISCELLANEOUS LINE #1 EQUIPMENT INCLUDING BUT NOT             $8,000.00          $10,000.00           $12,000.00
                   LIMITED TO: (7) 18" POWER BELT CONVEYORS,
                   OVERHEAD LIGHTING, SCREW GUNS, MODICON PANEL 1
                   MATE PLUS AEG TOUCH PAD, DIGITAL CONTROLS FOR
                   CONVEYOR, OVERHEAD
                   MAGNIFYING LIGHTS, (6) SOLDERING STATIONS, SWIVEL
                   CHAIRS, METAL DESKS, PERSONAL COMPUTERS, MONITOR,
                   PRINTER, TDK BOARD CONVEYOR

   389      2508   REMOTE CONTROL CUSTOM FABRICATED FIVE-UP TEST                 $1,500.00           $2,250.00            $3,500.00
                   STATION INCLUDING:  HP MULTIMETER, TRANSMITTER
                   INTERFACE, COLOR DISPLAY MONITOR, TEST FIXTURE W/
                   TOLOMATIC PICK & PLACE ROBOT
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL           $29,000.00          $41,250.00           $55,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
REMOTE CONTROL LINE 1 (CONT'D)
------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   390      2509   REMOTE CONTROL CUSTOM FABRICATED FIVE-UP TEST                 $1,500.00           $2,250.00            $3,500.00
                   STATION INCLUDING:  HP MULTIMETER, TRANSMITTER
                   INTERFACE, COLOR DISPLAY MONITOR, TEST FIXTURE W/
                   TOLOMATIC PICK & PLACE ROBOT

   391      2510   REMOTE CONTROL CUSTOM FABRICATED FIVE-UP TEST                 $1,500.00           $2,250.00            $3,500.00
                   STATION INCLUDING:  HP MULTIMETER, TRANSMITTER
                   INTERFACE, COLOR DISPLAY MONITOR, TEST FIXTURE W/
                   TOLOMATIC PICK & PLACE ROBOT

   392      2511   REMOTE CONTROL CUSTOM FABRICATED FIVE-UP TEST                 $1,500.00           $2,250.00            $3,500.00
                   STATION INCLUDING:  HP MULTIMETER, TRANSMITTER
                   INTERFACE, COLOR DISPLAY MONITOR, TEST FIXTURE W/
                   TOLOMATIC PICK & PLACE ROBOT

   393      2512   REMOTE CONTROL CUSTOM FABRICATED FIVE-UP TEST                 $1,500.00           $2,250.00            $3,500.00
                   STATION INCLUDING:  HP MULTIMETER, TRANSMITTER
                   INTERFACE, COLOR DISPLAY MONITOR, TEST FIXTURE W/
                   TOLOMATIC PICK & PLACE ROBOT

   394      2513   1994 INTEGRATED SYSTEMS CUSTOM DESIGNED                       $3,000.00           $4,000.00            $5,000.00
                   SINGULATION MACHINE, COMPLETE W/ KRAFT PAKET
                   HYDRAULIC SYSTEM, PICK & PLACE ROBOT, OVEN, MODEL
                   #PCG-8, 8 TON CAP., 145 PSI POWER STROKE, S/N
                   46393221

   395      2514   SIX UP CUSTOM FABRICATED CIRCUIT TESTING TEST                 $2,000.00           $3,000.00            $4,000.00
                   STATION INCLUDING TEST FIXTURE, MODEL 124-202,
                   210, 212, 216, INCLUDING MULTIMETERS, TRANSMITTER
                   INTERFACE, COMPUTER MONITOR

   396      2515   ONE UP CUSTOM DESIGNED CIRCUIT TEST TEST STATION,               $500.00             $750.00            $1,000.00
                   ONE STATION, TRANSMITTER INTERFACE, COLOR
                   MONITOR, MULTIMETER

   397      2516   1993 TDK MODEL YLA-62 S/N YLA-6200 BOARD                      $2,500.00           $4,000.00            $5,000.00
                   STACKER/ELEVATOR W/ SEPARATE STACKING SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL           $14,000.00          $20,750.00           $29,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
REMOTE CONTROL LINE 1 (CONT'D.)
-------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   398      2517   1993 VITRONICS REFLOW OVEN MODEL SMR-80VA, S/N               $18,000.00          $25,000.00           $30,000.00
                   80098, 208 VOLTS 60HZ, 160 AMPS

   399      2518   1993 TDK MODEL SS-1, S/N SS-17502 IC PLACEMENT               $80,000.00         $100,000.00          $120,000.00
                   MACHINE, W/ IC REEL W/ TDK AVIC-8800 DIGITAL
                   CONTROLS

   400      2519   1995 TDK MODEL SS-1, S/N SS-17555 IC PLACEMENT              $100,000.00         $115,000.00          $135,000.00
                   MACHINE, W/ IC REEL W/ TDK AVIC-8800 DIGITAL
                   CONTROLS

   401      2520   1993 TDK CHIP SHOOTER MODEL RX-4A S/N RX-4430, 60            $60,000.00          $82,500.00           $95,000.00
                   POSITIONS/INSERTION LINES, TOUCH PAD CONTROLS

   402      2521   1993 TDK CHIP SHOOTER MODEL RX-4A S/N RX-4429, 60            $60,000.00          $82,500.00           $95,000.00
                   POSITIONS/INSERTION LINES, TOUCH PAD CONTROLS

   403      2522   MPM AUTOMATIC SCREEN PRINTER MODEL AP-25, S/N6350             $8,000.00          $10,000.00           $12,000.00

   404      2523   1993 TDK BOARD ELEVATOR/STACKER MODEL YLA-51, S/N             $3,000.00           $4,000.00            $5,000.00
                   RX48354 W/ SEPARATE STACKING SYSTEM

   405      2524   1994 E.N. ELECTRICAL MODEL CNC-502 S/N 881248                $30,000.00          $40,000.00           $50,000.00
                   BATTERY CONTACT/SPRING MAKING MACHINE W/
                   EN-CNC502 CONTROLS, W/ PHONSFEED COIL FEEDER

   406      2525   1994 E.N. ELECTRICAL MODEL CNC-502, S/N 881246               $30,000.00          $40,000.00           $50,000.00
                   BATTERY CONTACT/SPRING MAKING MACHINE W/
                   EN-CNC502 CONTROLS, W/ PHONSFEED COIL FEEDER

   407      2526   1994 E.N. ELECTRICAL MODEL CNC-502, S/N 881247               $30,000.00          $40,000.00           $50,000.00
                   BATTERY CONTACT/SPRING MAKING MACHINE W/
                   EN-CNC502 CONTROLS, W/ PHONSFEED COIL FEEDER

   408      2527   1993 TAMPO PRINT HERMETIC 61 PAD PRINTER  S/N                 $5,000.00           $6,000.00            $7,000.00
                   H-1091

   409      2528   1993 TAMPO PRINT HERMETIC 61 PAD PRINTER  S/N                 $5,000.00           $6,000.00            $7,000.00
                   H-1090

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL          $429,000.00         $551,000.00          $656,000.00
-----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
REMOTE CONTROL (CONT'D.)
------------------------
------------------------------------------------------------------------------------------------------------------------------------
   410      2529   TRANS TECH PORTABLE OVEN S/N 1PDT 90056N, W/ 10"              $1,000.00           $1,250.00            $1,500.00
                   CONVEYOR BELT, DRIVE MOTORS

   411      2530   LABEL AIRE PRINTER APPLICATOR MODEL 2138/V2, S/N              $7,000.00          $10,000.00           $15,000.00
                   13219308 W/ LABEL REEL, VIBROMATIC 36" VIBRATORY
                   HOPPER/FEEDER SYSTEM (REMOTE BATTERY PANEL)

   412      2531   ELECTROVERT ULTRAPAK 445 WAVE SOLDER, MODEL                  $10,000.00          $12,000.00           $16,000.00
                   MPK-445 18F, S/N MD76209021/C230 18" WIDTH

   413      2533   8 UP CUSTOM DESIGNED TESTING STATION COMPLETE W/              $3,500.00           $4,500.00            $5,500.00
                   BOARD TEST FIXTURE, TRANSMITTER INTERFACE
                   MULTIMETER

   414      2534   1 UP CUSTOM DESIGNED TESTING STATION COMPLETE W/                $600.00             $800.00            $1,000.00
                   BOARD TEST FIXTURE, TRANSMITTER INTERFACE
                   MULTIMETER, LOGIC ANALYZER
------------------------------------------------------------------------------------------------------------------------------------
LINES 2 & 3 AREA
----------------
------------------------------------------------------------------------------------------------------------------------------------

   415             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT             $3,000.00           $3,750.00            $4,500.00
                   LIMITED TO: POWER BELT CONVEYORS, ROLLER
                   CONVEYOR, DRIVE MOTOR, WORK BENCHES, SWIVEL
                   CHAIRS, 2 SOLDERING STATIONS, PERSONAL COMPUTER,
                   MONITOR, PRINTER, PATTERN GENERATOR,
                   VARIOUS TEST FIXTURES, FLAMMABLE STORAGE
                   CABINETS, METAL DESK

   416      2535   CUSTOM FABRICATED SINGULATION MACHINE INCLUDES,               $5,000.00           $6,000.00            $7,500.00
                   DIE PRESS, KRAFT PAKET, HYDRAULIC PRESS, 8 TON
                   CAP. S/N N/A

   417      2536   CUSTOM DESIGNED TEST STATION FOR A LINE,                        $750.00           $1,250.00            $1,800.00
                   INCLUDING IR TRANSMITTER INTERFACE, LOGIC
                   ANALYZER, MULTIMETER, COLOR MONITOR, FINAL TEST

   418      2537   CUSTOM DESIGNED TEST STATION FOR A LINE,                        $750.00           $1,250.00            $1,800.00
                   INCLUDING IR TRANSMITTER INTERFACE, LOGIC
                   ANALYZER, MULTIMETER, COLOR MONITOR, FINAL TEST,
                   ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL           $31,600.00          $40,800.00           $54,600.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
LINES 2 & 3 AREA (CONT'D)
-------------------------
------------------------------------------------------------------------------------------------------------------------------------
   419      2538   CUSTOM DESIGNED TEST STATION FOR A LINE,                        $750.00           $1,250.00            $1,800.00
                   INCLUDING IR TRANSMITTER INTERFACE, LOGIC
                   ANALYZER, MULTIMETER, COLOR MONITOR, FINAL TEST

   420      2539   1997 TRANS TECH COMBI 90 PAD PRINTER MODEL TAL 90            $10,000.00          $12,000.00           $16,000.00
                   S/N 91170054

   421      2540   1997 TRANS TECH UV OVEN MODEL 15608-10 S/N 5130               $7,000.00           $8,500.00           $10,000.00
                   220 VOLTS, 20 AMPS, 60 HZ 6" BELT CONVEYOR

   422      2541   VISUAL THERMOFORM BLISTER PAK MODEL DS4 S/N                     $750.00           $1,000.00            $1,250.00
                   FA2789 60HZ, 1 PHASE 275 DEGREE F, ROTARY TABLE,
                   4 STATIONS W/ 1 UNIT EACH

   423             DATA TERMINALS LINX TIMECLOCK, COMPLETE W/                      $750.00           $1,000.00            $1,250.00
                   DIGITAL DISPLAY, CARD SLIDER

------------------------------------------------------------------------------------------------------------------------------------
LINE 4 SYSTEM FIVE - TUNERS PLACEMENT AREA
------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   424      2542   TDK BOARD ELEVATOR STACKER S/N N/A                            $2,000.00           $2,500.00            $3,000.00

   425      2543   MPM AUTOMATIC SCREEN PRINTER MODEL AP-20 S/N 5097            $10,000.00          $12,000.00           $14,000.00

   426      2544   1997 TDK CHIP SHOOTER MODEL RX-4A S/N RX-4439 60            $120,000.00         $140,000.00          $160,000.00
                   POSITIONS/INSERTION LINES

   427      2545   1992 TDK CHIP SHOOTER MODEL RX-4A S/N 44412 60               $50,000.00          $65,000.00           $80,000.00
                   POSITIONS W/ASSOCIATED EQUIPMENT

   428      2546   1992 TDK CHIP SHOOTER MODEL RX-4A S/N 44444 60               $50,000.00          $65,000.00           $80,000.00
                   POSITIONS W/ASSOCIATED EQUIPMENT

   429      2547   1992 TDK CHIP SHOOTER MODEL RX-4A S/N 44443 60               $50,000.00          $65,000.00           $80,000.00
                   POSITIONS W/ASSOCIATED EQUIPMENT

   430      2548   1992 TDK CHIP SHOOTER MODEL RX-4A S/N 44418 60               $50,000.00          $65,000.00           $80,000.00
                   POSITIONS W/ASSOCIATED EQUIPMENT

   431      2549   TDK BOARD TRANSFER SYSTEM, S/N N/A                            $1,000.00           $1,250.00            $1,500.00

   432      2550   1992 NITTO KOGYO MODEL STM-Y S/N 39209112 MASS               $20,000.00          $30,000.00           $40,000.00
                   PLACEMENT MACHINE W/ TRIPLE STATION FEEDERS,
                   CONTROL CONSOLE, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL          $372,250.00         $469,500.00          $568,800.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
LINE 4 SYSTEM FIVE - TUNERS PLACEMENT AREA (CONT'D)
---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   433      2551   1995 TDK MODEL SS-2 S/N SS-28009 IC PLACEMENT               $100,000.00         $115,000.00          $130,000.00
                   MACHINES

   434      2552   1995 TDK MODEL SS-2 S/N SS-28010 IC PLACEMENT               $100,000.00         $115,000.00          $130,000.00
                   MACHINES

   435      2553   CUSTOM DESIGNED VISUAL TEST/OPTICAL STATION,                  $5,000.00           $6,500.00            $8,000.00
                   COMPLETE W/ CONVEYOR SYSTEM, CAMERA VARIOUS TEST
                   EQUIPMENT, BOARD INTEGRITY, PERSONAL COMPUTER,
                   COLOR MONITOR

   436             MISCELLANEOUS LINE 4 EQUIPMENT INCLUDING BUT NOT                $750.00           $1,100.00            $1,400.00
                   LIMITED TO: WORK BENCHES, STORAGE LOCKERS,
                   CHAIRS, TRANSFER CONVEYORS, PERSONAL COMPUTERS,
                   MONITORS, METAL DESK

   437      2554   1996 VITRONICS REFLOW UV CURING OVEN MODEL                   $20,000.00          $25,000.00           $30,000.00
                   SMR-410 S/N U40108 208V/60HZ, 100 AMP

   438      2555   TDK BOARD ACCUMULATOR S/N N/A                                   $500.00             $750.00            $1,000.00

   439      2556   CUSTOM FABRICATED SOLDER PASTE APPLICATOR, W/                 $1,500.00           $2,000.00            $2,500.00
                   ASSOCIATED EQUIPMENT, DRIVE MOTORS

   440      2557   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM

   441      2558   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM

   442      2559   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-37-L

   443      2560   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-17-L

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL          $239,750.00         $281,350.00          $326,900.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
LINE 4 SYSTEM FIVE - TUNERS PLACEMENT AREA (CONT'D)
---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   444      2561   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-19-L

   445      2562   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-21-L

   446      2563   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N N/A

   447      2564   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-25-L

   448      2565   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-27-L

   449      2566   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-29-L

   450      2567   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-31-L

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
   451      2568   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-33-L

   452      2569   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-35-L
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL           $27,000.00          $36,000.00           $54,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
LINE 4 SYSTEM FIVE - TUNERS PLACEMENT AREA (CONT'D)
---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   453      2570   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-15-L

   454      2571   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N N/A

   455      2572   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-38-R

   456      2573   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-20-R

   457      2574   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-16-R

   458      2575   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-18-R

   459      2576   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-14-R

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
   460      2577   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-22-R
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL           $24,000.00          $32,000.00           $48,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
LINE 4 SYSTEM FIVE - TUNERS PLACEMENT AREA (CONT'D)
---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   461      2578   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-12-R

   462      2579   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-26-R

   463      2580   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-28-R

   464      2581   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-30-R

   465      2582   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-32-R

   466      2583   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-34-R

   467      2584   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-36-R

   468      2585   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-24-R

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
   469      2586   1992 CUSTOM DESIGNED COIL WINDER COMPLETE W/                  $3,000.00           $4,000.00            $6,000.00
                   BODINE ELECTRIC MOTOR CONTROLS MULTI SERVO SEL
                   CONTROLLER, WIND & CUT MECHANISM S/N 1248-01-R
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL           $27,000.00          $36,000.00           $54,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
LINE #7 T+A254UNER FINISH LINE/BRACKET ASSEMBLY
-----------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   470      2587   MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED             $1,200.00           $1,600.00            $2,100.00
                   TO: POWER BELT CONVEYORS, OVER HEAD LIGHTING,
                   SOLDER PASTE APPLICATING GUNS, BRACKET ASSEMBLY,
                   (2) MICROSCOPES, (9) SOLDERING STATIONS,
                   MAGNIFYING LIGHTS
------------------------------------------------------------------------------------------------------------------------------------
LINE 4 SYSTEM FIVE - TUNERS PLACEMENT AREA (CONT'D)
---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   471      2588   CUSTOM BUILT HYDRAULIC PRESS W/ BALDOR MOTOR 3HP,             $1,000.00           $1,250.00            $1,500.00
                   MILLER POWER UNIT 700 PSI 3 HP, 10 GAL TANK

   472      2589   VITRONICS UNITHERM MODEL SMR 800 UV CURING OVEN              $12,500.00          $16,500.00           $20,000.00
------------------------------------------------------------------------------------------------------------------------------------
LINE #7 ELECTRICAL TESTING
--------------------------
------------------------------------------------------------------------------------------------------------------------------------
   473      2590   MISCELLANEOUS LINE #7 EQUIPMENT INCLUDING BUT NOT             $5,000.00           $6,000.00            $7,500.00
                   LIMITED TO: CUSTOM TEST FIXTURES, CUSTOM TEST
                   EQUIPMENT INCLUDING, MICROCOMPUTER TEST SYSTEM
                   IV, NETWORK ANALYZERS, MULTIMETERS, POWER BELT
                   CONVEYORS, CHAIRS, OVERHEAD LIGHTING, SOLDERING
                   GUNS, 15 CUSTOMBUILT PORTABLE ALIGNMENT AND
                   VERIFICATION TESTING
------------------------------------------------------------------------------------------------------------------------------------
LINE 8B/9 QC
------------
------------------------------------------------------------------------------------------------------------------------------------
   474             MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED             $4,750.00           $5,500.00            $6,000.00
                   TO: CUSTOM DESIGNED PRESS, OVEN, POWER BELT
                   CONVEYOR, SOLDERING GUNS, TEST EQUIPMENT
                   INCLUDING OSCILLOSCOPES, SPECTRUM ANALYZER,
                   PATTERN GENERATOR,
                   TENNEY OVEN, PERSONAL COMPUTERS,

   475      2591   CUSTOM DESIGNED ETTCO VERTICAL DRILL, S/N 082460              $1,000.00           $1,250.00            $1,500.00
                   W/ (2) PRESSES FOR CONNECTOR ASSEMBLY
------------------------------------------------------------------------------------------------------------------------------------
LINE B BRACKET MANUFACTURING
----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   476      2594   MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED             $2,000.00           $2,750.00            $3,500.00
                   TO: (11) ARBOR PRESSES, POWER BELT CONVEYOR, OVEN

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
   477      2593   ELECTROVERT ULTRAPAK 445 F 18" WAVE SOLDER                    $6,000.00           $7,000.00            $8,000.00
                   MACHINE,  S/N UPK 311416-0713
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL           $33,450.00          $41,850.00           $50,100.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
LINES 8/6/5 CABLE TUNER (NOT IN SERVICE)
----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   478      2597   MISCELLANEOUS LINES 8/6/5 EQUIPMENT INCLUDING BUT             $5,000.00           $6,500.00            $8,000.00
                   NOT LIMITED TO: POWER BELT CONVEYOR OVERHEAD
                   LIGHTING, COMPONENT FORMERS, VARIOUS PRESSES,
                   DIES, MAGNIFYING LIGHTS, SOLDERING STATIONS, LAY
                   UP EQUIPMENT, TEST EQUIPMENT INCUDING
                   ALIGNMENT EQUIPMENT, PERSONAL COMPUTERS, MARKER
                   GENERATOR, MULTIMETERS, PATTERN GENERATORS, POWER
                   SUPPLIES, LEAD GENERATORS, 6 CUSTOM DESIGNED COIL
                   WINDERS

   479      2595   CUSTOM DESIGNED HYDRAULIC PRESS/SINGULATION                   $1,000.00           $1,250.00            $1,500.00
                   MACHINE W/ MILLER POWER UNIT, BALDOR MOTOR

   480      2596   ELECTROVERT ULTRAPAK WAVE SOLDER MACHINE S/N N/A              $6,000.00           $7,000.00            $8,000.00
                   18" CAPACITY
------------------------------------------------------------------------------------------------------------------------------------
LINE # SYSTEM 6 CABLE SMD
-------------------------
------------------------------------------------------------------------------------------------------------------------------------
   481      2601   MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED             $3,000.00           $4,000.00            $5,000.00
                   TO: BOARD STACKER, MATSUSHITA CHIP SHOOTER
                   (SCRAP), TRANSFER CONVEYORS, BOARD
                   ELEVATOR/STACKER, OVEN, ALL METER

   482      2598   1992 TDK MODEL RX-4A CHIP SHOOTER S/N RX-44401               $50,000.00          $65,000.00           $80,000.00
                   W/ASSOCIATED EQUIPMENT

   483      2599   1986 NITTO KOGYO MODEL - STM-Y MASS PLACEMENT                $10,000.00          $15,000.00           $20,000.00
                   MACHINE S/N N/A 4 STATION 80 INSERTION /POSITION
                   LINES

   484      2600   1992 NITTO KOGYO MODEL - STM-Y MASS PLACEMENT                $20,000.00          $30,000.00           $40,000.00
                   MACHINE S/N 39211114, 1 STATION 80 INSERTION
                   /POSITION LINES, PERSONAL COMPUTER CONTROL
------------------------------------------------------------------------------------------------------------------------------------
STORAGE AREA
------------
------------------------------------------------------------------------------------------------------------------------------------
   485      2602   PRESTO PALLET LIFT, MODEL #PSTA2127 S/N 107412,                 $750.00           $1,000.00            $1,250.00
                   2000 LB. CAPACITY
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL           $95,750.00         $129,750.00          $163,750.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
STORAGE AREA (CONT'D)
---------------------
------------------------------------------------------------------------------------------------------------------------------------
   486             MISCELLANEOUS STORAGE AREA INCLUDING BUT NOT                  $3,500.00           $4,000.00            $4,500.00
                   LIMITED TO: PORTABLE STAIRCASE, PALLET RACKING,
                   PALLET JACKS, PERSONAL COMPUTERS, MONITORS,
                   PRINTER, BANDING CART, HAND TRUCKS, PARTS BIN.
------------------------------------------------------------------------------------------------------------------------------------
MATERIAL OFFICES
----------------
------------------------------------------------------------------------------------------------------------------------------------
   487             APPROXIMATELY (5) PERSONAL COMPUTERS, FAX                     $3,000.00           $3,750.00            $4,500.00
                   MACHINES, PRINTERS, MICROWAVE, METAL DESKS,
                   SWIVEL CHAIRS, SOFA, FILING CABINETS
------------------------------------------------------------------------------------------------------------------------------------
MODEL SHOP
----------
------------------------------------------------------------------------------------------------------------------------------------

   488      2603   WELL SETTING VERTICAL MILLING MACHINE W/ 9"X42"               $2,500.00           $3,000.00            $3,250.00
                   TABLE, MITUTOYO DRO

   489      2604   BIRMINGHAM VERTICAL MILLING MACHINE W/ 9"X42"                 $2,500.00           $3,000.00            $3,500.00
                   TABLE MITUTOYO DRO MODEL XJ5523, S/N 1365

   490      2605   BIRMINGHAM VERTICAL MILLING MACHINE W/ 9"X42"                 $2,500.00           $3,000.00            $3,500.00
                   TABLE MITUTOYO DRO MODEL XJ5523, S/N N/A

   491      2606   BRIDGEPORT VERTICAL MILLING MACHINE 9"X42" TABLE              $4,000.00           $4,750.00            $5,500.00
                   ACCURITE DRO, S/N 154474 W/ POWER FEED, 1 1/2" HP

   492      2607   BRIDGEPORT VERTICAL MILLING MACHINE 9"X42" TABLE              $3,000.00           $3,500.00            $4,000.00
                   ACCURITE DRO S/N N/A W/ POWER FEED, 1 1/2" HP

   493      2608   POWERMATIC 20" BAND SAW #87 S/N 7987081                       $1,000.00           $1,250.00            $1,500.00

   494      2609   MILLPORT SURFACE GRINDER MODEL 2A W/ 8"X18"                   $3,000.00           $3,500.00            $4,000.00
                   PERMANENT MAGNETIC CHUCK

   495      2610   MILLPORT ENGINE LATHE MODEL SJ 740G S/N 860716                $4,000.00           $5,000.00            $6,000.00
                   20" SWING, 38" CC, TAILSTOCK, TOOL POST HOLDER

   496      2611   MILLPORT ENGINE LATHE MODEL SJ 740G, S/N N/A, 20"             $4,000.00           $5,000.00            $6,000.00
                   SWING, 38" CC, TAILSTOCK, TOOL POST HOLDER

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL           $33,000.00          $39,750.00           $46,250.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
MODEL SHOP (CONT'D)
-------------------
------------------------------------------------------------------------------------------------------------------------------------
   497             MISCELLANEOUS MODEL SHOP INCLUDING BUT NOT                    $5,000.00           $7,000.00            $9,000.00
                   LIMITED TO: CORNER NOTCHER, HORIZONTAL METAL
                   CUTTING BAND SAW, TABLE SAW, PRESS, ACETYLENE
                   TORCH CART, ART WORK CABINET, CLARK HARDNESS
                   TESTER, MODEL DCR 8, S/N 84456, MILLING
                   VISES, TOOLROOM LATHE, ENDLESS  BELT SANDER, RAW
                   MATERIAL, METAL SHELVING, PALLET RACKING,
                   LADDERS, OVENS, ARC WELDER, ARBOR PRESS

   498             (20) TABLES, BENCHES, CHAIRS, "L" SHAPED SERVING              $1,500.00           $2,250.00            $3,500.00
                   STATION, ALTO SHAM OVENS, HORIZONTAL TANK AIR
                   COMPRESSOR MODEL 242, JET PUMP, FRYER
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS OFFICE
-----------------
------------------------------------------------------------------------------------------------------------------------------------
   499             METAL DESKS, SWIVEL CHAIRS, FILING CABINETS,                  $5,000.00           $7,000.00            $8,000.00
                   APPROXIMATELY (14) PERSONAL COMPUTERS, CONFERENCE
                   ROOM TABLE W/ MATCHING CHAIRS, BOOKCASE, FAX
                   MACHINES, PRINTERS, PLOTTERS, LABELING MACHINE
------------------------------------------------------------------------------------------------------------------------------------
ENGINEERING & DESIGN OFFICES
----------------------------
------------------------------------------------------------------------------------------------------------------------------------
   500             METAL DESKS, SWIVEL CHAIRS, BOOKCASES, FILING                $15,000.00          $25,000.00           $30,000.00
                   CABINETS, APPROXIMATELY 20 PERSONAL COMPUTERS,
                   MONITORS, PRINTERS, PLOTTER MISCELLANEOUS
                   TEST EQUIPMENT INCLUDING BUT NOT LIMITED TO:
                   CURVE TRACERS, PRECISION OVENS, POWER SUPPLYS,
                   INPEDANCE ANALYZER, PATTERN GENERATORS, TENNEY
                   OVEN, SIGNAL GENERALTORS, SPECTRUM ANALYZER,
                   TUNER ANALYZER, TUNER TEST SET,  MICROSCOPES,
                   MULTIMETER NOISE FIGURE METERS, UNIVERSAL COUNTERS
------------------------------------------------------------------------------------------------------------------------------------
TEST EQUIPMENT OFFICE
---------------------
------------------------------------------------------------------------------------------------------------------------------------
   501             METAL DESKS, PERSONAL COMPUTER, MONITOR, METAL                $2,000.00           $2,500.00            $3,000.00
                   LOCKERS, BOOKCASES, TEST EQUIPMENT INCLUDING:
                   PATTERN GENERATOR, SIGNAL GENERATORS, COLOR T.V.
                   MODULATORS
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL           $28,500.00          $43,750.00           $53,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
SMD MAINTENANCE OFFICE
----------------------
------------------------------------------------------------------------------------------------------------------------------------
   502             MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED               $500.00             $750.00            $1,000.00
                   TO: ARBOR PRESS, RUTLAND DRILL PRESS, DBL END
                   GRINDERS, BENCH VISES, FILING CABINETS, CHAIRS,
                   METAL DESK, PARTS, SUPPLIES
------------------------------------------------------------------------------------------------------------------------------------
TOOL CRIB/OFFICE AREA
---------------------
------------------------------------------------------------------------------------------------------------------------------------
   503             MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED             $4,000.00           $5,000.00            $6,000.00
                   TO: SPARE PARTS FOR MACHINERY, PART BINS, PALLET
                   JACK, METAL SHELVING, (4) PERSONAL COMPUTERS,
                   PRINTER, (3) REFRIGERATORS, METAL DESK, FORMICA
                   TOP TABLES, METAL LOCKERS
------------------------------------------------------------------------------------------------------------------------------------
STORAGE AREA/ITEMS FOR DISPOSITION (FIRST FLOOR)
------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   504             MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED            $10,000.00          $15,000.00           $20,000.00
                   TO: SPARE PARTS FOR TDK SS-2'S SEQUENCER, OPTICAL
                   COMPARATOR, TRANSFER CONVEYOR SYSTEM, FANS, K.O.
                   LEE GRINDER, OVEN, POWER GENERATOR, ROLLER
                   CONVEYORS, PRESS, CHAIRS,
                   STANDARD MODERN LATHE, (2) WAVE SOLDERERS, (5)
                   VERTICAL MILLING MACHINES, WORK BENCHES, RACKING
------------------------------------------------------------------------------------------------------------------------------------
BOTH PLANTS 14 & 28 MATERIAL HANDLING
-------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   505      2612   TOYOTA ELECTRIC FORKLIFT MODEL 2FECA 15                       $1,000.00           $1,500.00            $2,000.00

   506      2616   TOYOTA ELECTRIC FORKLIFT MODEL N/A, S/N N/A                   $1,000.00           $1,500.00            $2,000.00

   507      2617   LANTECH SINGLE STATION ROTARY PALLET WRAPPER                  $1,500.00           $2,000.00            $2,500.00

   508      2619   CUSTOM DESIGNED TEST SHAKER UNIT W/ RELIANCE MOTOR              $500.00             $750.00            $1,000.00

   509      2627   CATERPILLAR ELECTRIC FORKLIFT MODEL M25 S/N 4HB               $1,500.00           $2,000.00            $2,500.00
                   1128, 2500 LB. CAPACITY, OROPS, GOOD CONDITION
------------------------------------------------------------------------------------------------------------------------------------
STORAGE AREA 1ST FLOOR
----------------------
------------------------------------------------------------------------------------------------------------------------------------
   510      2613   UNIVERSAL SEQUENCER S/N 2596/ 24400 CEHS - 2066               $2,000.00           $2,500.00            $3,000.00
                   12 POSITIONS (NOT IN SERVICE)

   511      2614   UNIVERSAL COORDINATE MACHINE S/N #6893-27180-1383               $750.00           $1,000.00            $1,250.00
                   (NOT IN SERVICE)
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL           $22,750.00          $32,000.00           $41,250.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                 FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
STORAGE AREA 1ST FLOOR (CONT'D)
-------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   512      2615   UNIVERSAL DUAL IN LINE PACKAGING MACHINE (DIP)                $1,000.00           $1,500.00            $2,000.00
                   S/N 6295-30803301-CDH-1732 (NOT IN SERVICE)
------------------------------------------------------------------------------------------------------------------------------------
OUTSIDE
-------
------------------------------------------------------------------------------------------------------------------------------------
   513      2618   GENERAL HYDRAULICS COMPACTION MACHINE MODEL                   $1,000.00           $1,500.00            $2,000.00
                   3156OR13, S/N 4508, 30"X60" CAPACITY

   514      2622   ARROW COMPRESSED AIR DRYER MODEL 3518 S/N 15113                 $750.00           $1,000.00            $1,250.00

   515      2623   SULLAIR PACKAGED ROTARY SCREW AIR COMPRESSORS,                $7,500.00          $12,000.00           $14,000.00
                   MODEL 20-150H ALAL, S/N 003-74749, 150 HP

   516      2624   SULLAIR PACKAGED ROTARY SCREW AIR COMPRESSORS,                $7,500.00          $12,000.00           $14,000.00
                   MODEL 20-150H ALAL, S/N 003-74750, 150 HP

   517      2625   GARDNER DENVER HORIZONTAL ROTARY SCREW AIR                    $2,000.00           $3,000.00            $4,000.00
                   COMPRESSOR 125 HP, S/N N/A

   518      2626   GARDNER DENVER HORIZONTAL ROTARY SCREW AIR                    $2,000.00           $3,000.00            $4,000.00
                   COMPRESSOR 125 HP, S/N N/A

   519      2620   DETREX INDUSTRIAL WASHING MACHINE FOR TUNERS S/N                $500.00             $750.00            $1,000.00
                   N/A

   520      2621   CINCINNATI INDUSTRIAL WASHING MACHINE FOR TUNERS                $500.00             $750.00            $1,000.00
------------------------------------------------------------------------------------------------------------------------------------
PLANT ENGINEERING OFFICE
------------------------
------------------------------------------------------------------------------------------------------------------------------------
   521             METAL DESKS, SWIVEL CHAIRS, PERSONAL COMPUTER,                  $500.00             $750.00            $1,000.00
                   METAL LOCKERS, PARTS,CABINETS
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC SHOP
------------------------------------------------------------------------------------------------------------------------------------

   522             MOTORS, PUMPS, ELECTRICAL DEVICES, CLAMPS,                    $1,000.00           $2,000.00            $3,000.00
                   SHELVING, LOCKERS
------------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL           $24,250.00          $38,250.00           $47,250.00
                                                GRAND TOTAL PLANT #14        $1,431,300.00       $1,834,000.00        $2,248,400.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          MATAMOROS, MEXICO PLANT #14

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM#      ID#                      DESCRIPTION                                  FLV                FMV                 FMIPV
------------------------------------------------------------------------------------------------------------------------------------
                                        GRAND TOTAL MATAMOROS, MEXICO        $2,409,300.00       $3,315,450.00        $4,558,400.00
------------------------------------------------------------------------------------------------------------------------------------